National Financial Partners

2008 Investor Conference

New York, NY

Wednesday, June 4th

Growing Our Firms...The NFP Difference

National Financial Partners

Exhibit 99.1

NATIONAL FINANCIAL PARTNERS
2008 INVESTOR CONFERENCE
New York, NY

AGENDA

WEDNESDAY, JUNE 4TH, 2008

7:30 AM - 8:00 AM	**Welcome Breakfast**	
8:00 AM - 9:05 AM	**Opening Remarks**	Jessica Bibliowicz, *President, Chairman & CEO, NFP*
	Financial Metrics	Marc Gordon, *Head of Investor Relations, NFP*
	Organizational Development	Doug Hammond, *General Counsel and COO, NFP*
9:05 AM - 9:35 AM	**Life Insurance Resources**	Jim Gelder, *CEO of NFP Insurance Services, Inc.*
9:35 AM - 10:20 AM	**Life Insurance Principal Panel**	Michael Penney, *Michael G. Penney Insurance, Inc.*
		J. Kyle DeVries, *Creative Edge Planning & Insurance Services, Inc.*
		John T. Cash III, *Cash & Associates, P. A.*
10:20AM - 10:35 AM	**Break**	
10:35 AM - 10:50 AM	**Life Settlements Initiative**	Doug Hammond, *General Counsel and COO, NFP*
10:50 AM - 11:10 AM	**Benefits Resources**	Ed O'Malley, *SVP, NFP Benefit Partners, NFP*
11:10 AM - 11:55 PM	**Platform Firm Panel**	George Biancardi, *NFP Property & Casualty Services, Inc.*
		Nick Della Vedova, *401(k) Advisors, Inc.*
		Bud Russell, *Balser Companies*
11:55 PM - 12:25 PM	**Benefits Firm Panel**	Mitch Fleischer, *Fleischer Jacobs Group*
		Jeff Rich, *Northeast Business Trust*
12:30 PM	**Lunch**

NFP

National Financial Partners

2008 Investor Conference

New York, NY

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings and Cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements.  National
Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31,
2007 filed on February 19, 2008, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The historical and forward-looking financial information in this presentation includes non-GAAP performance measures called Cash earnings and Cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax)
should not be viewed as substitutes for net income and net income per diluted share, respectively.
Cash earnings are defined as net income, excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share are calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement and earnings press release for the quarter ended
March 31, 2008, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Note:  The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding.
NET INCOME TO CASH EARNINGS
RECONCILIATION
(dollars in thousands, except per share data)
GAAP Net income $10,005 $8,493 $54,232 $57,578 $56,182   $40,142 $23,501
Amortization of intangibles 9,751 8,006 34,303 27,984 23,709 19,550 16,461
Depreciation 3,054 2,468 11,010 9,136 7,815 6,658 4,748
Impairment of goodwill and
intangible assets 2,180 1,829 7,877 10,745 8,057 4,791 9,932
Cash earnings 24,990 20,796 $107,422 $105,443 $95,763  $71,141 $54,642
Management agreement buyout, net of tax - - 7,681 - - - -
Cash earnings, excluding management 24,990 20,796 $115,103 $105,443 $95,763 $71,141 $54,642
agreement buyout, net of tax
GAAP net income per diluted share $     0.24 $     0.21 $    1.35 $    1.43 $    1.48 $    1.10 $    0.74
Amortization of intangibles 0.24 0.20 0.85 0.69 0.62 0.53 0.52
Depreciation 0.07 0.06 0.27 0.23 0.21 0.18 0.15
Impairment of goodwill and
intangible assets 0.05 0.05 0.20 0.27 0.21 0.13 0.31
Cash EPS $     0.61 $     0.53 $    2.67 $    2.61 $    2.52 $    1.94 $    1.72
Management agreement buyout, net of tax - - 0.19 - - - -
Cash EPS, excluding management
agreement buyout, net of tax $     0.61 $     0.53 $    2.86 $    2.61 $    2.52 $    1.94 $    1.72
Q1 2008 Q1 2007 2007          2006       2005       2004  2003

National Financial Partners

) ADVISORS, INC. ■ ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. ■ ADP/STATEWIDE INSURANCE AGENCIES, INC. ■ ADVANCED SETTLEMENTS, INC. ■ ALAN
NSURANCE AGENCY, INC. ■ ALEXANDER BENEFITS CONSULTING, LLC ■ ALLIANCE RESOURCE GROUP ■ AMERICAN BENEFITS INSURANCE CORP. ■ AMERICAN FINANCIAL
CES ■ AMERICAN FINANCIAL SOLUTIONS, INC. ■ AMERICAN WEALTH TRANSFER GROUP ■ ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. ■ ARTHUR D. SHANKMAN
PANY, INC. ■ ASHTON GROUP ■ BALSER COMPANIES ■ BARRY KAYE ASSOC ... RIDGE GROUP, INC. ■ BEACON GROUP ■ BEACON RETIREMENT PLANNING
CES, INC. ■ BENEFIT ASSOCIATES, INC. ■ BENEFIT PLANNING SERVICES ... P, INC. ■ BERNARD R. WOLFE & ASSOCIATES ■ BINGHAM & HENSLEY
RCES, INC. ■ BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. ■ BMG OF W ... ENCY, INC /BMI BENEFITS, LLC. ■ BROWN, BRIDGMAN & COMPANY ■ THE
NING GROUP II, INC. ■ THE BURKE GROUP ■ CASH & ASSOCIATES, P.A. ■ CAS ... & INVESTMENTS, LLC ■ CHARON PLANNING ■ CHRISTIE FINANCIAL GROUP,
CLIPPINGER FINANCIAL GROUP, LLC ■ CLOUSE FINANCIAL, LLC ■ THE COMP CONSULTING COMPANIES, LLC ■ COMPASS CAPITAL MANAGEMENT, INC. ■ COMRISK SPECIALTY
UCTS, INC. ■ CONTEMPORARY BENEFITS ... CREATIVE EDGE PLANNING/CREATIVE EDGE
EPTS, LLC ■ CURTIS & ASSOCIATES, INC. ■ DELESSERT FINANCIAL SERVICES, INC. ■ DELOTT & ASSOCIATES, INC. ■ DENNIS P. BUCKALEW & ASSOCIATES, INC. ■ DIMEO SCH-
R & ASSOCIATES, LLC ■ DREYFUSS & BIRKE, LTD. ■ DUBLIN INSURANCE, INC. ■ ECA MARKETING, INC./DNA BROKERAGE, LLC ■ EDUCATORS PREFERRED CORP., INC. ■ EIL-
NANCIAL SERVICES, INC. ■ ESTATE PLANNING ADVISORS, LLC ■ ESTATE RESOURCE ADVISORS ■ EXCESS REINSURANCE, INC./QUANTUM CARE, INC. ■ EXECUTIVE BENEFIT
MS, INC. ■ FBD CONSULTING, INC. ■ FDR FINANCIAL GROUP, INC. ■ FIELD UNDERWRITERS AGENCY, INC. ■ FINANCIAL ARCHITECTS PARTNERS, LLC ■ FINANCIAL CONCEPTS
E TWIN CITIES, INC. ■ THE FINANCIAL GROUP ■ FIRST FINANCIAL PARTNERS CORP. ■ FIRST FINANCIAL RESOURCES, LTD. ■ FLEISCHER-JACOBS & ASSOCIATES, INC. ■ FOR-
FINANCIAL GROUP, INC. ■ GAINES & SMITH FINANCIAL GROUP, INC. ■ GOLDEN & COHEN, LLC ■ THE HARBOR GROUP, LTD. ■ THE HARTFIELD COMPANY, INC. ■ HARVEST
CIAL GROUP, INC. ■ HEBETS & MAGUIRE, LLC ■ HERRIG & HERRIG FINANCIAL SERVICES ■ HIGHLAND CAPITAL BROKERAGE ■ HOSTETLER, CHURCH, LLC ■ HOWARD KAYE
ANCE AGENCY, INC. ■ HSA CORPORATION ■ IKON BENEFITS GROUP, INC. ■ INNOVATIVE BENEFITS CONSULTING, INC. ■ INNOVEST ADVISORS, INC. ■ INSREVIEW, INC. ■ INSUR-
AND FINANCIAL SERVICES, INC. ■ INSURANCE AND INVESTMENT PROFESSIONALS ■ INTEGRATED PLANNING ASSOCIATES, INC. ■ IPS ADVISORS, INC. ■ IRC-OHU, INC. ■ JR
THE KNW GROUP ■ KRING FINANCIAL MANAGEMENT, INC. ■ LANNING & ASSOCIATES, INC. ■ LEGACY CAPITAL GROUP ARKANSAS, INC. ■ LENOX ADVISORS, INC. ■ LIBERTY
CIAL SERVICES, INC. ■ LINCOLN BENEFITS GROUP, INC. ■ LONGNECKER & ASSOCIATES, INC. ■ LTCI PARTNERS, LLC ■ LUCCO FINANCIAL PARTNERS ■ M & M BROKERAGE
CES, INC. ■ MAGUIRE FINANCIAL ADVISORS, LLC ■ MANAGEMENT BROKERS, INC. ■ MARC F. JONES ADVISORS, LLC ■ MASCHINO, HUDELSON & ASSOCIATES, LLC ■ MASSA-
ETTS BUSINESS ASSOCIATION, LLC / NORTHEAST BUSINESS TRUST ■ MCKENZIE, LABELLA, MATOL & CO. ■ THE MELTZER GROUP ■ MICHAEL G. PENNEY INSURANCE, INC. ■
EL G. RUDELSON & COMPANY ■ MITCHELL & MORONESO INSURANCE SERVICES, INC. ■ MODERN PORTFOLIO MANAGEMENT, INC. ■ MONAGHAN, TILGHMAN & HOYLE ■ MOSSE
SE INSURANCE ASSOCIATES ■ MTD ASSOCIATES ■ NATIONAL ENROLLMENT SERVICES ■ NATIONAL MADISON GROUP ■ NATIONAL SETTLEMENT CONSULTANTS OF OHIO, INC.
ONAL SETTLEMENT CONSULTANTS OF PENNSYLVANIA, INC. ■ NFP PROPERTY & CASUALTY SERVICES, INC. ■ NEMCO BROKERAGE, INC. ■ NEWMARKET FINANCIAL GROUP
SION FINANCIAL ■ NATIONAL WEALTH ADVISORS ■ OKLAHOMA FINANCIAL CENTER, INC. ■ O'RIORDAN AND ASSOCIATES ■ PARTNERSFINANCIAL ■ PATRICIA TANNER & AS-
TES ■ PENNSYLVANIA BUSINESS REVIEW, INC. ■ PENINSULA ADVISORS, LLC ■ PEREGRINE ADVISERS, INC. ■ THE PERKINS COMPANIES ■ PERSONAL CAPITAL MANAGEMENT,
P&A CAPITAL ADVISORS, INC. ■ PEYSER & ALEXANDER MANAGEMENT, INC. ■ PLAN DESIGN SERVICES, INC. ■ PORTELL FINANCIAL SERVICES ■ POTOMAC BASIN GROUP ■
RIESTLEY COMPANY ■ THE PRIVATE CONSULTING GROUP (BUELLTON, CA) ■ PROFESSIONAL BENEFITS SOLUTIONS, INC. ■ PROFESSIONAL PENSIONS, INC. ■ PRO FINANCIAL
CES, INC. ■ PROVISE MANAGEMENT GROUP ■ PRW ASSOCIATES INSURANCE AGENCY, INC. ■ REALCARE INSURANCE MARKETING, INC. ■ RENAISSANCE BANK ADVISORS, LLC
REMENT INVESTMENT ADVISORS ■ SAMPERS FINANCIAL, INC. ■ SAN DIEGO PENSION CONSULTANTS, INC. ■ SCHECHTER FINANCIAL GROUP ■ SCHMIDT FINANCIAL GROUP
RICA, INC. ■ SIGNATURE ASSOCIATES, LTD ■ SINDRICH & ASSOCIATES ■ SMITH & FRANK GROUP SERVICES, INC. ■ SONTAG ADVISORY, LLC ■ THE SPALDING FINANCIAL
, INC. ■ STALLARD FINANCIAL STRATEGIES ■ STA BENEFITS, LTD. ■ STUART COHEN & ASSOCIATES ■ SUMMIT FINANCIAL GROUP ■ SUPPORT FINANCIAL SERVICES, INC. ■
ANNING ■ THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. ■ TOTAL FINANCIAL & INSURANCE SERVICES, INC. ■ UDELL ASSOCIATES ■ UNITED ADVISORS, LLC ■ UNIVER-
SURANCE SERVICES, INC. ■ VIRTUAL BENEFITS CORPORATION ■ WHARTON EQUITY CORPORATION, LLC ■ WINDSOR INSURANCE ASSOCIATES ■ THE ZIDD AGENCY, INC. ■

2008 Investor Conference Jessica Bibliowicz Chairman, President & CEO, NFP

Corporate executives
Life insurance and benefits resource leaders
Life insurance principals
Platform firm principals
Benefits firm principals
NFP Model is Strong & Sustainable
NFP’s 2008 Investor Conference
Provide further insight on how we grow our firms
GROWING
our FIRMS. . . The NFP Difference

NFP Model is Strong & Sustainable
NFP
provides owned & member firms access to
RESOURCES & SCALE
that facilitate the
LONG-TERM EARNINGS GROWTH
of their
businesses…
INCREASING THE VALUE
of the NFP
network and
DELIVERING RESULTS
to
shareholders

NFP Model is Strong & Sustainable
Earnings split between principals and NFP
Earnout and incentive plans to drive performance
Principals, management and employees are also
significant NFP shareholders
The NFP model ATTRACTS and MOTIVATES
successful and efficient financial services
distribution firms with long-term sustainability &
ALIGNS the business operator’s (principal’s)
economic interest with those of shareholders

9 NFP Model is Strong & Sustainable Growing Our Firms…The NFP Difference NFP: 2003 IPO vs. Year-end 2007 Acquisitions & Capital Management Long-term Outlook

Growing Our Firms…The NFP Difference
Premier access to carriers
Underwriting resources
Product design expertise
Benefits resources
Broker-dealer/RIA
Vendor Access &
Vendor Access &
Product Knowledge
Product Knowledge

11 Growing Our Firms…The NFP Difference Diversification Practice management Access to capital Technology Branding Business Business Development Development

Growing Our Firms…The NFP Difference
Benefit of Being Part of
Benefit of Being Part of
Premier Distribution Network
Premier Distribution Network
Collaboration with like-
minded producers
Cross-selling
Training
Compliance
Status of being part of
public company

13 Differentiation from peers Differentiation from peers Growth of the business Growth of the business Shareholder value Shareholder value Growing Our Firms…The NFP Difference

14 NFP: 2003 IPO vs. Year-end 2007 NFP: 2003 IPO vs. Year-end 2007 Growing Our Firms…The NFP Difference

Same Store Revenue Growth:
Q3 2003 to Q1 2008
Volatility due to product cycles
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
Q3
'03
Q4
'03
Q1
'04
Q2
'04
Q3
'04
Q4
'04
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1
'07
Q2
'07
Q3
'07
Q4
'07
Q1
'08

Financial Metrics: 2003 IPO vs. Year-end 2007
Strong Growth in Key Metrics
$464.4
$1,194.3
$0
$400
$800
$1,200
2003 2007
Revenue: 27% CAGR
($’s in millions)
$108.1
$224.4
$0
$75
$150
$225
$300
2003 2007
Gross Margin: 20% CAGR
($’s in millions)
CAGR = Compound Annual Growth Rate

Strong Growth in Key Metrics
$23.5
$54.2
$0
$20
$40
$60
2003 2007
Net Income: 23% CAGR
($’s in millions)
$0.74
$1.35
$0.00
$0.50
$1.00
$1.50
2003 2007
Net Income Per Diluted Share:
16% CAGR
Financial Metrics: 2003 IPO vs. Year-end 2007

Strong Growth in Key Metrics
$54.6
$115.1
$0
$40
$80
$120
2003 2007
Cash Earnings: 20% CAGR
($’s in millions)
$1.72
$2.86
$0.00
$1.00
$2.00
$3.00
2003 2007
Cash Earnings Per Diluted Share:
14% CAGR
2007 cash earnings and cash earnings per share excludes $7.7 million, net of tax, related to a management agreement buyout. See NFP’s Quarterly Financial Supplement for the period ended March
31, 2008, available on the Company’s Web site, for more information.
Financial Metrics: 2003 IPO vs. Year-end 2007

Acquisitions & Capital Management
Acquisition pipeline remains healthy, targeting strategic
transactions
Sub-acquisitions
Property & casualty
Diversified life & benefits firms
Other strategic opportunities
Executing on $45 million share buyback authorization
Maximum amount allowable under credit facility
To date, repurchased approximately 760,000 shares at an average price of $25.79 for total consideration of approximately $19.7 million
Balancing low stock price and long term acquisition strategy
Balancing low stock price and long term acquisition strategy

Reconciliation of Transactions to Reported
Owned Firms as of December 31, 2007
The difference between the number of transactions to date and number of reported firms is due to sub-acquisitions, dispositions and internal consolidations
35 Sub-acquisitions
+
214 Acquisitions 214 Acquisitions
21 Dispositions 21 Dispositions
186 Reported Firms 186 Reported Firms
249 Transactions
249 Transactions
7 Internal 7 Internal
Consolidations Consolidations

Longevity of the NFP Model
Over 20 successions have occurred or are in process
Management contract structured to retain principals
Management contract is a saleable asset and has succession value
Departure leads to forfeiture of significant cash flow from business
3 year non-compete
5 year non-solicit
Firms grow over the long-term and the alignment is intact
Firms grow over the long-term and the alignment is intact

Unique in Financial Services
NFP can produce earnings growth in a challenging economic
environment
NFP experienced a slowdown in growth at the end of the first quarter which continued into April
Hypothetical downside scenario, key assumptions:
Same store revenue growth: 0% for 2008
Expense ratio above recent experience
No additional acquisitions in 2008
Result: low single-digit cash earnings per share growth in 2008

Long-Term Outlook
Target high single-digit long-term same store revenue growth
Maintain $20 million in acquired base earnings per year
Markets NFP serves have strong growth potential over the long-
term
The NFP model is strong and built for the long-term
The NFP model is strong and built for the long-term

NFP

NATIONAL FINANCIAL PARTNERS

2008 INVESTOR CONFERENCE

New York, NY

401(K) ADVISORS, INC. ■ ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. ■ ADP/STATEWIDE INSURANCE AGENCIES, INC. ■ ADVANCED SETTLEMENTS, INC. ■ ALAN KAYE INSURANCE AGENCY, INC. ■ ALEXANDER BENEFITS CONSULTING, LLC ■ ALLIANCE RESOURCE GROUP ■ AMERICAN BENEFITS INSURANCE CORP. ■ AMERICAN FINANCIAL SERVICES ■ AMERICAN FINANCIAL SOLUTIONS, INC. ■ AMERICAN WEALTH TRANSFER GROUP ■ ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. ■ ARTHUR D. SHANKMAN & COMPANY, INC. ■ ASHTON GROUP ■ BALSER COMPANIES ■ BARRY KAYE ASSOCIATES, INC. ■ THE BAY RIDGE GROUP, INC. ■ BEACON GROUP ■ BEACON RETIREMENT PLANNING SERVICES, INC. ■ BENEFIT ASSOCIATES, INC. ■ BENEFIT PLANNING SERVICES ■ BENEFITS SOLUTION GROUP, INC. ■ BERNARD R. WOLFE & ASSOCIATES ■ BINGHAM & HENSLEY RESOURCES, INC. ■ BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. ■ BMG OF WNY ■ BOB MCCLOSKEY AGENCY, INC /BMI BENEFITS, LLC. ■ BROWN, BRIDGMAN & COMPANY ■ THE BROWNING GROUP II, INC. ■ THE BURKE GROUP ■ CASH & ASSOCIATES … & INVESTMENTS, LLC ■ CHARON PLANNING ■ CHRISTIE FINANCIAL GROUP, INC. ■ CLIPPINGER FINANCIAL GROUP, LLC ■ CLOUSE FINANCIAL, … S, LLC ■ COMPASS CAPITAL MANAGEMENT, INC. ■ COMRISK SPECIALTY PRODUCTS, INC. ■ CONTEMPORARY BENEFITS DESIGN, INC. … EFIT ADVISORS, INC. ■ CREATIVE EDGE PLANNING/CREATIVE EDGE CONCEPTS, LLC ■ CURTIS & ASSOCIATES, INC. ■ DELESSER… INC. ■ DENNIS P. BUCKALEW & ASSOCIATES, INC. ■ DIMEO SCHNEIDER & ASSOCIATES, LLC ■ DREYFUSS & BIRKE, LTD. … ROKERAGE, LLC ■ EDUCATORS PREFERRED CORP., INC. ■ EILERS FINANCIAL SERVICES, INC. ■ ESTATE PLANNING AD… SURANCE, INC./QUANTUM CARE, INC. ■ EXECUTIVE BENEFIT SYSTEMS, INC. ■ FBD CONSULTING, INC. ■ FDR FINANCI… CIAL ARCHITECTS PARTNERS, LLC ■ FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. ■ THE FINANCIAL GROUP ■ FI… CES, LTD. ■ FLEISCHER-JACOBS & ASSOCIATES, INC. ■ FORTUNE FINANCIAL GROUP, INC. ■ GAINES & SMITH FINA… GROUP, LTD. ■ THE HARTFIELD COMPANY, INC. ■ HARVEST FINANCIAL GROUP, INC. ■ HEBETS & MAGUIRE, LLC ■ H… BROKERAGE ■ HOSTETLER, CHURCH, LLC ■ HOWARD KAYE INSURANCE AGENCY, INC. ■ HSA CORPORATION ■ IKON BE… INC. ■ INNOVEST ADVISORS, INC. ■ INSREVIEW, INC. ■ INSURANCE AND FINANCIAL SERVICES, INC. ■ INSURANCE AND IN… G ASSOCIATES, INC. ■ IPS ADVISORS, INC. ■ IRC-OHU, INC. ■ JR KATZ ■ THE KNW GROUP ■ KRING FINANCIAL MANAGEMENT, IN… PITAL GROUP ARKANSAS, INC. ■ LENOX ADVISORS, INC. ■ LIBERTY FINANCIAL SERVICES, INC. ■ LINCOLN BENEFITS GROUP, INC. ■ LO… PARTNERS, LLC ■ LUCCO FINANCIAL PARTNERS ■ M & M BROKERAGE SERVICES, INC. ■ MAGUIRE FINANCIAL ADVISORS, LLC ■ MANAGEMENT … NES ADVISORS, LLC ■ MASCHINO, HUDELSON & ASSOCIATES, LLC ■ MASSACHUSETTS BUSINESS ASSOCIATION, LLC / NORTHEAST BUSINESS TRUST ■ MCKENZIE, LABELLA, MATOL & CO. ■ THE MELTZER GROUP ■ MICHAEL G. PENNEY INSURANCE, INC. ■ MICHAEL G. RUDELSON & COMPANY ■ MITCHELL & MORONESO INSURANCE SERVICES, INC. ■ MODERN PORTFOLIO MANAGEMENT, INC. ■ MONAGHAN, TILGHMAN & HOYLE ■ MOSSE & MOSSE INSURANCE ASSOCIATES ■ MTD ASSOCIATES ■ NATIONAL ENROLLMENT SERVICES ■ NATIONAL MADISON GROUP ■ NATIONAL SETTLEMENT CONSULTANTS OF OHIO, INC. ■ NATIONAL SETTLEMENT CONSULTANTS OF PENNSYLVANIA, INC. ■ NFP PROPERTY & CASUALTY SERVICES, INC. ■ NEMCO BROKERAGE, INC. ■ NEWMARKET FINANCIAL GROUP ■ NUVISION FINANCIAL ■ NATIONAL WEALTH ADVISORS ■ OKLAHOMA FINANCIAL CENTER, INC. ■ O'RIORDAN AND ASSOCIATES ■ PARTNERSFINANCIAL ■ PATRICIA TANNER & ASSOCIATES ■ PENNSYLVANIA BUSINESS REVIEW, INC. ■ PENINSULA ADVISORS, LLC ■ PEREGRINE ADVISERS, INC. ■ THE PERKINS COMPANIES ■ PERSONAL CAPITAL MANAGEMENT, INC. ■ P&A CAPITAL ADVISORS, INC. ■ PEYSER & ALEXANDER MANAGEMENT, INC. ■ PLAN DESIGN SERVICES, INC. ■ PORTELL FINANCIAL SERVICES ■ POTOMAC BASIN GROUP ■ THE PRIESTLEY COMPANY ■ THE PRIVATE CONSULTING GROUP (BUELLTON, CA) ■ PROFESSIONAL BENEFITS SOLUTIONS, INC. ■ PROFESSIONAL PENSIONS, INC. ■ PRO FINANCIAL SERVICES, INC. ■ PROVISE MANAGEMENT GROUP ■ PRW ASSOCIATES INSURANCE AGENCY, INC. ■ REALCARE INSURANCE MARKETING, INC. ■ RENAISSANCE BANK ADVISORS, LLC ■ RETIREMENT INVESTMENT ADVISORS ■ SAMPERS FINANCIAL, INC. ■ SAN DIEGO PENSION CONSULTANTS, INC. ■ SCHECHTER FINANCIAL GROUP ■ SCHMIDT FINANCIAL GROUP ■ SCORICA, INC. ■ SIGNATURE ASSOCIATES, LTD ■ SINDRICH & ASSOCIATES ■ SMITH & FRANK GROUP SERVICES, INC. ■ SONTAG ADVISORY, LLC ■ THE SPALDING FINANCIAL GROUP, INC. ■ STALLARD FINANCIAL STRATEGIES ■ STA BENEFITS, LTD. ■ STUART COHEN & ASSOCIATES ■ SUMMIT FINANCIAL GROUP ■ SUPPORT FINANCIAL SERVICES, INC. ■ TJF PLANNING ■ THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. ■ TOTAL FINANCIAL & INSURANCE SERVICES, INC. ■ UDELL ASSOCIATES ■ UNITED ADVISORS, LLC ■ UNIVERSAL INSURANCE SERVICES, INC. ■ VIRTUAL BENEFITS CORPORATION ■ WHARTON EQUITY CORPORATION, LLC ■ WINDSOR INSURANCE ASSOCIATES ■ THE ZIDD AGENCY, INC. ■

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference Marc Gordon Head of Investor Relations, NFP

2
Firm Level Earnings Growth Across Acquisition Classes
Earnout and Incentive Plans Generate Strong Returns
NFP’s Strong Return On Investment By Acquisition Class
Consistent Cash Earnings Return On Equity
NFP Model Is Strong & Sustainable

3
Quick Review: Base Earnings
Base earnings: the earnings NFP capitalizes at the time of
acquisition
NFP’s preferred position in firm earnings
Represents annualized earnings to NFP at the time of acquisition
Earnings above base, net of principals’ compensation, represents firm level earnings growth
Base can change after acquisition
Sub-acquisitions
Restructures
Dispositions

4
Growth of NFP’s Share of Firm Level
Earnings
4%
3%
6%
5%
5%
6%
4%
7%
0%
2%
4%
6%
8%
1999 2000 2001 2002 2003 2004 2005 2006
Acquisition Class
Compound Annual Growth Rate of Firm Level Earnings
to NFP Since Acquisition Through 2007*
*Compound annual growth rate is calculated relative to base earnings at the time of acquisition and excludes dispositions and the impact of incentives.

5
Performance of Firms Subsequently
Disposed
Through December 31, 2007, firms accounting for approximately
$8.4 million or 4% of base earnings have been disposed
NFP achieves approximately 15%+ pre-tax, firm level return on investment (“ROI”) from dispositions

6
Growth of Earnings to NFP for All
Acquisition Classes
Earnings to NFP have grown over time, despite cyclicality of certain portions of the business
Dispositions have historically been a minimal portion of total base acquired

7
Earnout
Principals are typically paid a multiple of base earnings if the
3-year average growth rate of earnings above target is at or above 10%
Earnout payment is capitalized as additional purchase price
consideration
Ongoing Incentive Plan
Typically pays an increasing proportion of NFP’s share of earnings based on 3-year average growth of earnings of at least 10% above an incentive target
Payment is expensed as component of management fees
Plan runs in successive 3-year cycles
Quick Review: Earnout & Incentive Plans

8
20%
24%
0%
5%
10%
15%
20%
25%
30%
Firms that achieved earnout Firms that did not achieve earnout
Return on Investment: Earnout
NFP’s ROI from Firms That Have Completed the Earnout Period
(Owned for 3 or More Years)
51% of firms in terms of base acquired achieved an earnout
51% of firms in terms of base acquired achieved an earnout

9
20%
28%
0%
5%
10%
15%
20%
25%
30%
Firms that achieved ongoing incentive Firms that did not achieve ongoing incentive
Return on Investment: Ongoing Incentive
Plan
NFP’s ROI from Firms That Have Completed the First Iteration of the Ongoing
Incentive Plan (Owned for 6 or More Years)

10
28% 28%
21%
19%
0%
5%
10%
15%
20%
25%
30%
Firms that achieved
neither
Firms that achieved
earnout only
Firms that achieved
ongoing incentive
only
Firms that achieved
both
Return on Investment: Earnout and
Ongoing Incentive Plan
NFP’s ROI from Firms That Have Completed Earnout & The First Iteration of
the Ongoing Incentive Plan (Owned for 6 or More Years)
70% of firms in terms of base acquired achieved either an
70% of firms in terms of base acquired achieved either an
earnout, ongoing incentive or both
earnout, ongoing incentive or both

11
Strong Firm Level Return on Investment
Earlier acquisition classes have a higher ROI due to return from long-term growth
The NFP model continues to motivate firms after 9 years
The ROI of each acquisition class is higher than the implicit returns based on acquisition multiples
More recent acquisition classes tend to have higher multiples
> Multiple for 2005 and 2006 classes was approximately 6x due to higher levels of recurring revenue
NFP’s
NFP’s
pre-tax, firm level return on investment (“ROI”)
pre-tax, firm level return on investment (“ROI”)
for
for
firms owned for over a year as of 12/31/2007 was 21%
firms owned for over a year as of 12/31/2007 was 21%

12
Consistently Strong Returns Across
Acquisition Classes
18% 18%
24%
25%
21%
23%
22% 22%
0%
5%
10%
15%
20%
25%
30%
1999 2000 2001 2002 2003 2004 2005 2006
Acquisition Class
NFP’s ROI by Acquisition Class

13
Return on Investment Improves Through
Time
29%
24%
23%
0%
5%
10%
15%
20%
25%
30%
35%
Return in 1st three year
period owned by NFP
Return in 2nd three year
period owned by NFP
Return in 3rd three year
period owned by NFP
Includes firms that have completed at least three, six or nine year periods with NFP, as appropriate
NFP’s ROI in 3-Year Increments

14
11%
15%
14%
16%
15%
15%
0%
5%
10%
15%
20%
2002 2003 2004 2005 2006 2007
Historical Cash Earnings Return on Equity
Consistent Cash Earnings Return on
Equity
Based on average equity at beginning and end of period.  2007 cash earnings and cash earnings per share excludes $7.7 million, net of tax, related to a management agreement buyout. See NFP’s
Quarterly Financial Supplement for the period ended March 31, 2008, available on the Company’s Web site, for more information.

15
Return on Investment
Earnout and incentive plans work
Substantial benefit to shareholders and principals
Firms that do not achieve earnout or incentive plans still provide meaningful returns
Returns on investment are strong for all acquisition classes
Cash earnings return on equity is consistent and should
improve as firms grow
Growth in
Growth in
firms’
firms’
earnings
earnings
and
and
strong
strong
returns
returns
along
along
with
with
acquisitions
acquisitions
have led
have led
to
to
strong
strong
growth
growth
in
in
key
key
metrics
metrics

NFP

NATIONAL FINANCIAL PARTNERS

2008 INVESTOR CONFERENCE

New York, NY

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

NFP
NATIONAL FINANCIAL PARTNERS

) ADVISORS, INC. ■ ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. ■ ADP/STATEWIDE INSURANCE AGENCIES, INC. ■ ADVANCED SETTLEMENTS, INC. ■ ALAN
NSURANCE AGENCY, INC. ■ ALEXANDER BENEFITS CONSULTING, LLC ■ ALLIANCE RESOURCE GROUP ■ AMERICAN BENEFITS INSURANCE CORP. ■ AMERICAN FINANCIAL
CES ■ AMERICAN FINANCIAL SOLUTIONS, INC. ■ AMERICAN WEALTH TRANSFER GROUP ■ ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. ■ ARTHUR D. SHANKMAN
PANY, INC. ■ ASHTON GROUP ■ BALSER COMPANIES ■ BARRY KAYE ASSO RIDGE GROUP, INC. ■ BEACON GROUP ■ BEACON RETIREMENT PLANNING
CES, INC. ■ BENEFIT ASSOCIATES, INC. ■ BENEFIT PLANNING SERVICES P, INC. ■ BERNARD R. WOLFE & ASSOCIATES ■ BINGHAM & HENSLEY
RCES, INC. ■ BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. ■ BMG OF W ENCY, INC./BMI BENEFITS, LLC ■ BROWN, BRIDGMAN & COMPANY ■ THE
NING GROUP II, INC. ■ THE BURKE GROUP ■ CASH & ASSOCIATES, P.A. ■ CAS N CONSUL & INVESTMENTS, LLC ■ CHARON PLANNING ■ CHRISTIE FINANCIAL GROUP,
CLIPPINGER FINANCIAL GROUP, LLC ■ CLOI SE FINANCIAL, LLC ■ THE COMP CONSULTING COMPANIES, LLC ■ COMPASS CAPITAL MANAGEMENT, INC. ■ COMRISK SPECIALTY
UCTS, INC. ■ CONTEMPORARY BENEFITS DE CREATIVE EDGE PLANNING/CREATIVE EDGE
EPTS, LLC ■ CURTIS & ASSOCIATES, INC. ■ DELESSERT FINANCIAL SERVICES, INC. ■ DELOTT & ASSOCIATES, INC. ■ DENNIS P. BUCKALEW & ASSOCIATES, INC. ■ DIMEO SCH-
R & ASSOCIATES, LLC ■ DREYFUSS & BIRKE, LTD. ■ DUBLIN INSURANCE, INC. ■ ECA MARKETING, INC./DNA BROKERAGE, LLC ■ EDUCATORS PREFERRED CORP., INC. ■ EIL-
NANCIAL SERVICES, INC. ■ ESTATE PLANNING ADVISORS, LLC ■ ESTATE RESOURCE ADVISORS ■ EXCESS REINSURANCE, INC./QUANTUM CARE, INC. ■ EXECUTIVE BENEFIT
MS, INC. ■ FBD CONSULTING, INC. ■ FDR FINANCIAL GROUP, INC. ■ FIELD UNDERWRITERS AGENCY, INC. ■ FINANCIAL ARCHITECTS PARTNERS, LLC ■ FINANCIAL CONCEPTS
E TWIN CITIES, INC. ■ THE FINANCIAL GROUP ■ FIRST FINANCIAL PARTNERS CORP. ■ FIRST FINANCIAL RESOURCES, LTD. ■ FLEISCHER-JACOBS & ASSOCIATES, INC. ■ FOR-
FINANCIAL GROUP, INC. ■ GAINES & SMITH FINANCIAL GROUP, INC. ■ GOLDEN & COHEN, LLC ■ THE HARBOR GROUP, LTD. ■ THE HARTFIELD COMPANY, INC. ■ HARVEST
CIAL GROUP, INC. ■ HEBETS & MAGUIRE, LLC ■ HERRIG & HERRIG FINANCIAL SERVICES ■ HIGHLAND CAPITAL BROKERAGE ■ HOSTETLER, CHURCH, LLC ■ HOWARD KAYE
ANCE AGENCY, INC. ■ HSA CORPORATION ■ IKON BENEFITS GROUP, INC. ■ INNOVATIVE BENEFITS CONSULTING, INC. ■ INNOVEST ADVISORS, INC. ■ INSREVIEW, INC. ■ INSUR-
AND FINANCIAL SERVICES, INC. ■ INSURANCE AND INVESTMENT PROFESSIONALS ■ INTEGRATED PLANNING ASSOCIATES, INC. ■ IPS ADVISORS, INC. ■ IRC-OHU, INC. ■ JR
THE KNW GROUP ■ KRING FINANCIAL MANAGEMENT, INC. ■ LANNING & ASSOCIATES, INC. ■ LEGACY CAPITAL GROUP ARKANSAS, INC. ■ LENOX ADVISORS, INC. ■ LIBERTY
CIAL SERVICES, INC. ■ LINCOLN BENEFITS GROUP, INC. ■ LONGNECKER & ASSOCIATES, INC. ■ LTCI PARTNERS, LLC ■ LUCCO FINANCIAL PARTNERS ■ M & M BROKERAGE
CES, INC. ■ MAGUIRE FINANCIAL ADVISORS, LLC ■ MANAGEMENT BROKERS, INC. ■ MARC F. JONES ADVISORS, LLC ■ MASCHINO, HUDELSON & ASSOCIATES, LLC ■ MASSA-
TTS BUSINESS ASSOCIATION, LLC / NORTHEAST BUSINESS TRUST ■ MCKENZIE, LABELLA, MATOL & CO. ■ THE MELTZER GROUP ■ MICHAEL G. PENNEY INSURANCE, INC. ■
EL G. RUDELSON & COMPANY ■ MITCHELL & MORONESO INSURANCE SERVICES, INC. ■ MODERN PORTFOLIO MANAGEMENT, INC. ■ MONAGHAN, TILGHMAN & HOYLE ■ MOSSE
SE INSURANCE ASSOCIATES ■ MTD ASSOCIATES ■ NATIONAL ENROLLMENT SERVICES ■ NATIONAL MADISON GROUP ■ NATIONAL SETTLEMENT CONSULTANTS OF OHIO, INC.
ONAL SETTLEMENT CONSULTANTS OF PENNSYLVANIA, INC. ■ NFP PROPERTY & CASUALTY SERVICES, INC. ■ NEMCO BROKERAGE, INC. ■ NEWMARKET FINANCIAL GROUP
SION FINANCIAL ■ NATIONAL WEALTH ADVISORS ■ OKLAHOMA FINANCIAL CENTER, INC. ■ O'RIORDAN AND ASSOCIATES ■ PARTNERSFINANCIAL ■ PATRICIA TANNER & AS-
TES ■ PENNSYLVANIA BUSINESS REVIEW, INC. ■ PENINSULA ADVISORS, LLC ■ PEREGRINE ADVISERS, INC. ■ THE PERKINS COMPANIES ■ PERSONAL CAPITAL MANAGEMENT,
P&A CAPITAL ADVISORS, INC. ■ PEYSER & ALEXANDER MANAGEMENT, INC. ■ PLAN DESIGN SERVICES, INC. ■ PORTELL FINANCIAL SERVICES ■ POTOMAC BASIN GROUP ■
RIESTLEY COMPANY ■ THE PRIVATE CONSULTING GROUP (BUELLTON, CA) ■ PROFESSIONAL BENEFITS SOLUTIONS, INC. ■ PROFESSIONAL PENSIONS, INC. ■ PRO FINANCIAL
CES, INC. ■ PROVISE MANAGEMENT GROUP ■ PRW ASSOCIATES INSURANCE AGENCY, INC. ■ REALCARE INSURANCE MARKETING, INC. ■ RENAISSANCE BANK ADVISORS, LLC
REMENT INVESTMENT ADVISORS ■ SAMPERS FINANCIAL, INC. ■ SAN DIEGO PENSION CONSULTANTS, INC. ■ SCHECHTER FINANCIAL GROUP ■ SCHMIDT FINANCIAL GROUP
RICA, INC. ■ SIGNATURE ASSOCIATES, LTD ■ SINDRICH & ASSOCIATES ■ SMITH & FRANK GROUP SERVICES, INC. ■ SONTAG ADVISORY, LLC ■ THE SPALDING FINANCIAL
, INC. ■ STALLARD FINANCIAL STRATEGIES ■ STA BENEFITS, LTD. ■ STUART COHEN & ASSOCIATES ■ SUMMIT FINANCIAL GROUP ■ SUPPORT FINANCIAL SERVICES, INC. ■
ANNING ■ THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. ■ TOTAL FINANCIAL & INSURANCE SERVICES, INC. ■ UDELL ASSOCIATES ■ UNITED ADVISORS, LLC ■ UNIVER-
SURANCE SERVICES, INC. ■ VIRTUAL BENEFITS CORPORATION ■ WHARTON EQUITY CORPORATION, LLC ■ WINDSOR INSURANCE ASSOCIATES ■ THE ZIDD AGENCY, INC. ■

2008 Investor Conference Doug Hammond COO and General Counsel, NFP

2 The Future of NFP First Stage of Investment: Build Out NFP Network The Future: Better Coordination of Resources to Increase Profitability Corporate & Distribution Utilities Expense Management

3
First Stage of Investment
Achieve scale
Invest in resources to facilitate growth
Underwriting
Marketing organizations
Broker-dealer
Benefits resources
Technology
Public company build out
Centralized systems
Compliance
Internal audit
Primary reliance on acquisition model to align financial interests and drive firm profits
Founding to Present: Build out NFP Network

4
Current: Best-in-Class Resources Can Be
Challenging to Navigate
Multiple Points of Contact
Multiple Points of Contact
Firm
Firm
1
1
Firm
Firm
2
2
Firm
Firm
3
3
Firm
Firm
Finance
Finance
Austin Utility
Austin Utility
Resources
Resources
Owned Firm
Owned Firm
Resources
Resources
Firm
Firm
Operations
Operations

5
The Future: Better Coordinate Resources
to Increase Profitability
A more proactive approach to relating to our firms
Move the financial alignment of our acquisition model to the next level
Common business development and finance resources for each firm
Increased focus on strategic growth and business planning
> Long-term: plan tied to earnout and incentive cycles
> Short-term: regular monitoring of progress toward goals
Alignment of Corporate resources with firm performance
> Compensation of NFP support personnel tied to firm performance
Increase resources to maximize profitability
> Lease management
> Location and resource consolidation
> Vendor management
Future: A More Cohesive Resource for Firms

6
The Future: Better Coordinate Resources
to Increase Profitability
Single business development executive to drive process and
coordinate resources to drive growth
Tighter alignment of Austin resources with Corporate goals
Future: A More Cohesive Resource for Firms

7
The Future: Common Corporate Resources Focused
on Achieving Growth & Business Plan Objectives
Common business
Common business
development and finance
development and finance
resources working with
resources working with
firms to achieve goals
firms to achieve goals
Firm
Firm
1
1
Firm
Firm
2
2
Firm
Firm
3
3
Austin Utility
Austin Utility
Resources
Resources
Owned Firm
Owned Firm
Resources
Resources
Corporate
Corporate
Resources
Resources

8
The Future: Common Corporate Resources Focused
on Achieving Growth & Business Plan Objectives
Corporate Resources
Corporate Resources
Business planning
Capital
Mergers & acquisitions
Human resources
Compliance
Financial management
Branding
Owned Firm Resources
Owned Firm Resources
Wholesale life
Long-term care
401(k)
Executive benefits
Property & casualty
Life settlements
Voluntary benefits
Knowledge sharing
Cross-selling
Austin Utility Resources
Austin Utility Resources
Carrier contracts
Broker-dealer
RIA & alternative investments
Benefits resources
Underwriting expertise
Case design
Product expertise
Technology

9
Corporate & Distribution Utilities Expense
Management
New initiatives and reorganization should not impact 2008
expense goals
Excluding the cost of the corporate headquarters relocation, corporate general and administrative expense growth of 5% to 6%
Austin distribution utilities expense growth of 6% to 8%
Build out of corporate operational infrastructure has occurred over the last several years
Additional infrastructure investment limited to low cost geographic regions where feasible
> Legal, compliance, human resources, internal audit
Future expense growth calibrated to drive firm earnings growth

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Day Jim Gelder CEO of NFP Insurance Services, Inc.

2
History of Insurance Distribution
Manufacturer owned & controlled distribution
Migration to personal producing general agents
Socialization of personal producing general agents
Inclusive but independent

3
Benefits of Scale
Manage 14 primary
carrier relationships
Provides independent
distributors with
buying power
Carriers provide dedicated
teams to support firms
NFP 2007 carrier rankings:
top 4 distribution partner for
13 of 14 primary carriers
Focus on Carrier
Focus on Carrier
Relationships
Relationships
When We Were Fragmented Our Carriers Managed Us.
Now That We Have Grown, Together We Manage Carriers.
How NFP Ranks with Carriers
How NFP Ranks with Carriers
5
4
3
2
1
1     2     3     4      5+
Carrier Ranking
# of Carriers
Source: NFP

4
Product Expertise
Unique vantage point to produce industry data: The Wizard
Benchmark 144 products across 21 carriers
Capture over 70,000 data points through benchmarking
Advantages to firms
Cutting-edge product knowledge
Electronic access to proprietary tools and resources to help guide product selection
Why important to carriers?
Participate on carrier product advisory boards
> Bring voice of customer to the carriers
> Identify underserved market segments and niches
> Responsible public counterparty

5
Underwriting Resources
Case design
Match client needs with optimal strategy & products
> Trust structure
> Financing
Dedicated in-house underwriting expertise
Assist in case packaging to reduce processing time
> Coordinating jumbo cases across multiple carriers
Understand unique underwriting strengths for each carrier
Skilled negotiators
NFP enables its firms to reach new levels of business

6
Technology
Our Technology Tools Increase Efficiencies, Allowing
Our Firms More Choice and Better Client Service
Eliminates Manual Process
Average Monthly Case Submissions:
1200 - 1500
11 of NFP’s 14 Primary Carriers Accept
Business through UConnect
Average of 1800 Illustrations Run
Monthly
All Primary Carriers’ Products
are Represented
Customizable, Client-Ready
Presentations Developed to Help
Firms Drive Sales
Integrates with Other Tools
UConnect
UConnect
Electronic Multi-Carrier
Electronic Multi-Carrier
Case Submission Tool
Case Submission Tool
WinFlex
WinFlex
Web
Web
Web-Based, Multi-Carrier Life
Web-Based, Multi-Carrier Life
Insurance Illustration System
Insurance Illustration System
NFP Life Solutions
NFP Life Solutions
Complete Suite of Marketing
Complete Suite of Marketing
Tools for Firms
Tools for Firms

7
Business Development
Strategic Growth Institute: Enables Firms to Accelerate
Revenue and Profitability Through Intensive Strategic Planning
Professional Partnerships: Forms Strategic Alliances with other
Advisory Professionals Including Attorneys, CPAs, etc.
310 Revenue Sharing Alliances
Total 2007 Life Production Through Alliances: Over $15 million
Training: Producer & Staff Level
Unique and Unmatched Training Resources

8
Culture of Sharing
Intellectual Capital – “Best & Brightest”
National Conferences
Study Groups
Collaboration of Like-Minded Producers
Staff-Focused Groups
Building Bridges – Bringing Our Firms Together

9
Going Forward: Consolidation of
Resources Across The NFP Network
Resource
A
(i.e., Underwriting
Expertise)
Resource
Resource
A
A
(i.e., Underwriting
(i.e., Underwriting
Expertise)
Expertise)
Firm
1
Firm
Firm
1
1
Moving
From:
Best product and services delivered to the client
through multi-channel, redundant resource system
CHANNEL 3
CHANNEL 3
CHANNEL 3
CHANNEL 1
CHANNEL 1
CHANNEL 1
CHANNEL 2
CHANNEL 2
CHANNEL 2
Resource
A
(i.e., Underwriting
Expertise)
Resource
Resource
A
A
(i.e., Underwriting
(i.e., Underwriting
Expertise)
Expertise)
Resource
A
(i.e., Underwriting
Expertise)
Resource
Resource
A
A
(i.e., Underwriting
(i.e., Underwriting
Expertise)
Expertise)
Firm
2
Firm
Firm
2
2
Firm
3
Firm
Firm
3
3
CLIENT
CLIENT CLIENT

10
Going Forward: Consolidation of
Resources Across The NFP Network
Moving
To:
United resources across all channels that continue
to deliver the best products and services to clients
Resource A
(i.e., Underwriting Expertise)
Resource A
Resource A
(i.e., Underwriting
(i.e., Underwriting
Expertise)
Expertise)
CHANNEL 3
CHANNEL 3
CHANNEL 3
CHANNEL 1
CHANNEL 1
CHANNEL 1
CHANNEL 2
CHANNEL 2
CHANNEL 2
CLIENT
CLIENT
CLIENT
Firm
1
Firm
Firm
1
1
Firm
2
Firm
Firm
2
2
Firm
3
Firm
Firm
3
3

11
Going Forward
Maximize common resources to drive efficiency
Work with firms seeking operating leverage
Among firms
With the corporate environment
Continue to focus on cross-selling & network selling

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference Michael G. Penney Principal, Michael G. Penney Insurance

2 Small Growing Business: Big Resources Firm Background NFP’s Life Insurance Marketing Organization: PartnersFinancial Acquisition by NFP Results The Future

3
Background: Focus on High Net Worth
Estate Planning Market
Founded firm in 1990, after working in life insurance industry for over 12 years
Built successful independent practice by focusing on key
relationships and customer service
Joined PartnersFinancial, NFP’s life insurance marketing
organization, in 1999 for carrier access and underwriting
support
Acquired by NFP in 2004

4
Before Joining NFP’s Marketing
Organization: Limited Access
Limited carrier access and buying power
Two carriers and one brokerage general agency
Time consuming underwriting process (i.e., constantly providing information to multiple sources)
Unsure if submitting case to most advantageous carrier
Minimal assistance in evaluating offers
Fragmented &
Fragmented &
Inconsistent Brokerage
Inconsistent Brokerage
General Agency
General Agency
Carrier
Carrier
1
1
Carrier
Carrier
2
2
Michael G. Penney
Michael G. Penney
Insurance
Insurance

5
After Joining NFP’s Marketing Organization:
Direct Access, Clout with Carriers & Support
NFP underwriting support reviews case detail to determine most advantageous product and carriers
Submit case to multiple carriers instantly through UConnect
Assistance analyzing offers and negotiating with carriers
If core carriers do not produce desired result, can work with NFP brokerage general agencies
Additional
Carriers through
NFP Brokerage
General Agencies
Michael G. Penney
Michael G. Penney
Insurance
Insurance
NFP Underwriting
NFP Underwriting
Support &
Support &
Best Carrier Solution
Best Carrier Solution
UConnect
9 Core
9 Core
Carriers
Carriers
Exclusive
Exclusive
Underwriting
Underwriting
Teams
Teams
Exclusive
Exclusive
Underwriting
Underwriting
Teams
Teams

6
High Net Worth Life Insurance Sales Cycle
Due to size and complexity of cases, a policy can take several months to complete
In-depth medical review
Multiple carriers
Reinsurers
Questions and follow-up
NFP resources facilitate a quicker, more efficient sales process
Technology
Clout with carriers
Reputation

7
Acquisition by NFP: Focus on Developing
& Growing Business
Capitalize portion of business with opportunity for additional proceeds by achieving incentive targets
Initial earnout period was the first time focusing on specific and long-term business earnings growth goal
Add structure to the business
First time on a budget
Focus less on the next case and more on long-term relationships
Added influence with clients
Went from two person operation to having the resources of a public company

8
Strong Results
Achieved highest level of initial earnout
Over 35% average annual earnings growth in first 3 years
Since first year with NFP:
Average annual revenue growth of over 31%
Average annual operating expense growth of approximately 7%
NFP New York and Austin serve as back office
Revenue growth without staff expansion

9
Focused on Future
Ongoing incentive plan provides next major goal
Unlimited opportunities for revenue generation due to resources available and market opportunities
Possibly bring on another producer to focus on smaller clients
Potentially explore various additional product offerings
In the longer-term, review succession planning options

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference Kyle DeVries Principal, Creative Edge Planning

2 The Value of NFP’s Resources Firm Before NFP Transaction NFP Transaction NFP’s Large Case Advantage Case Study Early Stage Results & The Future

3
Creative Edge Planning: Prior to NFP
Transaction
Two partners and one assistant
Sources of revenue:
Life Insurance: 80% of business
Fee-based estate and business succession planning: 5% of
business
Investments: 15% of business
Accessed carriers through brokerage general agency that did
not have large case expertise
Began design and creation of a web-based software system for insurance agents and advisors

4
The Attraction of the NFP Transaction
January 1, 2007 acquisition was part of a merger with an
existing firm
Benefit to existing firm: succession plan
Benefit to Creative Edge Planning:
> Opportunity to significantly expand client base
> Build-out infrastructure efficiently
Take advantage of relationships NFP has with carriers
Underwriting
Product performance
Influence on product development
Compensation (PartnersFinancial)
Additional capital to bring web-based software to market

5
NFP
NFP’s Primary Carrier Relationships (Through
Austin-based
Distribution Utilities &
Brokerage General Agencies)
Better packaged
Better communicated
Better underwriting
results
We concentrate on
generating new
business
Creative Edge Planning
Client
NFP’s Large Case Advantage:
Underwriting Communication

6
NFP’s Large Case Advantage: Case Study
The case
Single life
$230 million in coverage needed
The issue
Cases over approximately $65 million of death benefit receive more advantageous underwriting when reinsurers are not utilized
> Carriers use internal retention, less any existing coverage
> Process must be carefully coordinated

7
Large Case Advantage: NFP’s Value in
Completing a $230 Million Case
Submission of the case to carriers
20 carriers in total
Administrative aspects of case submission and coordination taken care of by NFP
Assistance in evaluating offers
Use NFP’s resources to receive the best underwriting
Example: One carrier does not typically issue best class if the death benefit is greater than $15 million
NFP’s clout and scale allowed us to receive the best underwriting class for the client

8
$0
$50
$100
$150
$200
$250
Death Benefit
$0
$50
$100
$150
$200
$250
Death Benefit
NFP’s Core
Carriers
NFP’s Brokerage
General Agency
Carriers
Placed A $230 Million Case with 14
Carriers with the Help of NFP’s Resources

9
Early Stage Results & The Future
First year as NFP firm (2007) operated over $2 million above target
Focused on initial earnout
Continue to transition clients from existing NFP firm
Sell additional products to inherited clients
Continue to develop web-based software system for insurance
agents and advisors
Now have increased resources
Entire NFP network as potential clients

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference John T. Cash, III, CFP®, CLU, ChFC Principal & President, Cash & Associates, P.A.

2 Founding Firm: Continual Diversification Firm Overview NFP Resources Sub-acquisitions Results The Future

3
Firm Overview
A founding NFP firm
Family-run business
Succession plan is in place
Historically focused on life insurance with some revenue from employee benefits
Supplemented with fee-based planning
Life insurance is a great business, but continual goal is to diversify
Highly lucrative, but non-recurring in nature

4
Use of NFP Resources Through the Years
NFP makes firm truly independent
Before transaction: access to 2 carriers
After transaction: access to NFP’s 9 core carriers and additional brokerage general agency carriers
Broker-Dealer: joined in 2000
Continual improvement in services & resources
Developed into premier operation
Began using NFP’s practice management in 2003
Provide support and resources to help achieve business goals
Access to capital for sub-acquisitions

5
Practice Management: Developed
Sub-Acquisition Plan
GOAL: Further diversify business
Had meaningful footprint in non-life product lines
But:
Current principals were focused on life insurance and investment advisory businesses
Could not put in the time to further develop other product offerings
Needed a partner to grow benefits business
SOLUTION: Sub-acquisitions

6
Completed Two Sub-Acquisitions in 2007
Sub-acquisition 1: Small but growing benefits firm with strong solo producer
Producer’s focus is to grow and develop benefits practice
Extensive diligence before the transaction to ensure a good fit
Resources of the NFP network was one of the many factors that attracted the prospect
Sub-acquisition 2: Benefits book of business
Primary producer no longer wanted to manage the operations of a business
> Became full-time producer
Producer continues to sell new business and split revenue with
Cash & Associates

7
6%
61%
33%
Benefits
17%
28%
55%
Benefits
Results: Have Significantly Diversified
Revenue Since Acquisition by NFP
Revenue Mix:
Prior To NFP Transaction
Revenue Mix:
Today
Life
Insurance
Financial
Advisory
Financial
Advisory
Life
Insurance

8
The Future
Continue to integrate sub-acquisitions
Opportunity for cross-marketing
Sub-acquisitions only sold group benefits to clients
> Expand client relationships by offering more products
Continue expansion and growth into 401(k) and fee-based planning business
Use of 401(k) infrastructure
Retirement Plan Maximizer
Sub-acquisitions
Addition of a producer
Take advantage of the highly profitable nature of the life insurance business while increasing revenue from other product lines
Integrate educational planning with large case life sales

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference Doug Hammond COO and General Counsel, NFP

2
The Life Settlement Market
Settlements have become fundamental in life insurance
planning
Advanced markets
Senior market
While market maturation is necessary, life settlements are
beneficial to consumers and the life insurance industry
More options increase the value of life insurance as an asset
Makes life insurance a more attractive product
Should continue to increase life sales

3
The Life Settlement Market
Small market with potential to grow
2002: Estimated $1 to $2 billion of death benefit*
2007: Estimated $8 to $10 billion of death benefit**
2012 Forecast: $20 to $25 billion of death benefit**
160 million policies in force representing $10 trillion of death benefit***
Vast majority of universal life policies are lapsed
Significantly higher payment to consumer on settlements as
opposed to cash surrender value
*Source: Conning Research & Consulting, Inc.
**Source: Conning Research & Consulting, Inc. and ILS estimate
***Source: American Council of Life Insurers

4
NFP’s Opportunity in Life Settlements
NFP’s market position is significant
NFP’s clients maintain one of the largest inventories of in-force life insurance
Leverage NFP’s scale for clients’ advantage
NFP has a unique opportunity to become the distribution leader in the life settlements space
Raise the standard of business practices
Make life settlements consumer friendly – remove the mystery
Increase transaction volume
Create preeminent resource to transact life settlements
Enhance the value proposition of NFP firms

Life Settlements The Preeminent Strategy

2
ILS and ILA bring together:
Market leaders in distribution, capital
markets and life underwriting
Provides a “one-stop shop” for agents of
policyholders to safely and efficiently
transact life settlements
Institutional Life
Services, LLC (ILS)
and Institutional Life
Administration, LLC
(ILA) have been
formed by leaders in
their respective
markets
Ownership

INSTITUTIONAL LIFE SERVICES, LLC

NATIONAL FINANCIAL PARTNERS

Goldman Sachs

Genworth Financial

3
Ownership
National Financial Partners Corp.
Independent distribution
The Goldman Sachs Group, Inc.
Institutional finance
Genworth Financial, Inc.
Life market expertise
ILS / ILA leverages the
experience of its
founders
3

4
Stipulates fully transparent transaction
process and fully disclosed compensation
by all participants
Presents qualifying policies to multiple,
select, high-quality investors to maximize
competitive pricing potential
Permanently redacts all personal
information along transaction chain to
resolve potential concerns regarding
insured’s privacy
Compels transaction participants at all levels
to comply with, and in many cases exceed,
regulatory requirements and best practices
Establishes uniform standards in origination,
bidding and closure – attracting high-quality,
reliable funding sources
Advantages
ILS addresses
potential transaction
apprehensions and
market limitations by
providing the best
life settlements
solution – creating
opportunities for
consumers, financial
professionals and
investors

5
ILA maintains insured’s privacy through
asset maturity; all personally-identifiable
information from all correspondence is
redacted
Purchased policies are held by ILA as
nominee for buyer and acts as securities
intermediary
ILA will pay premiums, track mortality and
collect benefits for investors
ILA is structured to facilitate and record
after-market transactions, including trading,
financing, securitization and synthetic
transfer of risk
Institutional Life
Administration, LLC
services transactions
post-closing, making
this the only market
solution available
that will permanently
protect insured’s
identity
Advantages

Frequently Asked Questions

7
FAQ
Are NFP firms required to use ILS?
Who has access to ILS from an investor and
origination perspective?
How do ILS and originators get paid?
What is current status and when will ILS go live?
How many policy buyers/investors will be buying on
the ILS platform?
Will ILS be a market for financed policies?
Where do you believe ILS will have its greatest
success?
Do you expect there to be additional joint venture
partners?
What is your biggest concern about the launch of ILS
and its success in the marketplace?

Questions

NATIONAL FINANCIAL PARTNERS

) ADVISORS, INC. ■ ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. ■ ADP/STATEWIDE INSURANCE AGENCIES, INC. ■ ADVANCED SETTLEMENTS, INC. ■ ALAN
NSURANCE AGENCY, INC. ■ ALEXANDER BENEFITS CONSULTING, LLC ■ ALLIANCE RESOURCE GROUP ■ AMERICAN BENEFITS INSURANCE CORP. ■ AMERICAN FINANCIAL
CES ■ AMERICAN FINANCIAL SOLUTIONS, INC. ■ AMERICAN WEALTH TRANSFER GROUP ■ ARNONE, LOWTH, FANNING, WILSON & LEIBOWITZ, INC. ■ ARTHUR D. SHANKMAN
PANY, INC. ■ ASHTON GROUP ■ BALSER COMPANIES ■ BARRY KAYE ASSO RIDGE GROUP, INC. ■ BEACON GROUP ■ BEACON RETIREMENT PLANNING
CES, INC. ■ BENEFIT ASSOCIATES, INC. ■ BENEFIT PLANNING SERVICES P, INC. ■ BERNARD R. WOLFE & ASSOCIATES ■ BINGHAM & HENSLEY
RCES, INC. ■ BISHOP, ORTIZ & LOCASCIO ASSOCIATES, INC. ■ BMG OF W ENCY, INC /BMI BENEFITS, LLC. ■ BROWN, BRIDGMAN & COMPANY ■ THE
NING GROUP II, INC. ■ THE BURKE GROUP ■ CASH & ASSOCIATES, P.A. ■ CAS & INVESTMENTS, LLC ■ CHARON PLANNING ■ CHRISTIE FINANCIAL GROUP,
CLIPPINGER FINANCIAL GROUP, LLC ■ CLOUSE FINANCIAL, LLC ■ THE COMP CONSULTING COMPANIES, LLC ■ COMPASS CAPITAL MANAGEMENT, INC. ■ COMRISK SPECIALTY
JCTS, INC. ■ CONTEMPORARY BENEFITS DE CREATIVE EDGE PLANNING/CREATIVE EDGE
EPTS, LLC ■ CURTIS & ASSOCIATES, INC. ■ DELESSERT FINANCIAL SERVICES, INC. ■ DELOTT & ASSOCIATES, INC. ■ DENNIS P. BUCKALEW & ASSOCIATES, INC. ■ DIMEO SCH-
R & ASSOCIATES, LLC ■ DREYFUSS & BIRKE, LTD. ■ DUBLIN INSURANCE, INC. ■ ECA MARKETING, INC./DNA BROKERAGE, LLC ■ EDUCATORS PREFERRED CORP., INC. ■ EIL-
NANCIAL SERVICES, INC. ■ ESTATE PLANNING ADVISORS, LLC ■ ESTATE RESOURCE ADVISORS ■ EXCESS REINSURANCE, INC./QUANTUM CARE, INC. ■ EXECUTIVE BENEFIT
MS, INC. ■ FBD CONSULTING, INC. ■ FDR FINANCIAL GROUP, INC. ■ FIELD UNDERWRITERS AGENCY, INC. ■ FINANCIAL ARCHITECTS PARTNERS, LLC ■ FINANCIAL CONCEPTS
E TWIN CITIES, INC. ■ THE FINANCIAL GROUP ■ FIRST FINANCIAL PARTNERS CORP. ■ FIRST FINANCIAL RESOURCES, LTD. ■ FLEISCHER-JACOBS & ASSOCIATES, INC. ■ FOR-
FINANCIAL GROUP, INC. ■ GAINES & SMITH FINANCIAL GROUP, INC. ■ GOLDEN & COHEN, LLC ■ THE HARBOR GROUP, LTD. ■ THE HARTFIELD COMPANY, INC. ■ HARVEST
CIAL GROUP, INC. ■ HEBETS & MAGUIRE, LLC ■ HERRIG & HERRIG FINANCIAL SERVICES ■ HIGHLAND CAPITAL BROKERAGE ■ HOSTETLER, CHURCH, LLC ■ HOWARD KAYE
ANCE AGENCY, INC. ■ HSA CORPORATION ■ IKON BENEFITS GROUP, INC. ■ INNOVATIVE BENEFITS CONSULTING, INC. ■ INNOVEST ADVISORS, INC. ■ INSREVIEW, INC. ■ INSUR-
AND FINANCIAL SERVICES, INC. ■ INSURANCE AND INVESTMENT PROFESSIONALS ■ INTEGRATED PLANNING ASSOCIATES, INC. ■ IPS ADVISORS, INC. ■ IRC-OHU, INC. ■ JR
THE KNW GROUP ■ KRING FINANCIAL MANAGEMENT, INC. ■ LANNING & ASSOCIATES, INC. ■ LEGACY CAPITAL GROUP ARKANSAS, INC. ■ LENOX ADVISORS, INC. ■ LIBERTY
CIAL SERVICES, INC. ■ LINCOLN BENEFITS GROUP, INC. ■ LONGNECKER & ASSOCIATES, INC. ■ LTCI PARTNERS, LLC ■ LUCCO FINANCIAL PARTNERS ■ M & M BROKERAGE
CES, INC. ■ MAGUIRE FINANCIAL ADVISORS, LLC ■ MANAGEMENT BROKERS, INC. ■ MARC F. JONES ADVISORS, LLC ■ MASCHINO, HUDELSON & ASSOCIATES, LLC ■ MASSA-
ETTS BUSINESS ASSOCIATION, LLC / NORTHEAST BUSINESS TRUST ■ MCKENZIE, LABELLA, MATOL & CO. ■ THE MELTZER GROUP ■ MICHAEL G. PENNEY INSURANCE, INC. ■
EL G. RUDELSON & COMPANY ■ MITCHELL & MORONESO INSURANCE SERVICES, INC. ■ MODERN PORTFOLIO MANAGEMENT, INC. ■ MONAGHAN, TILGHMAN & HOYLE ■ MOSSE
SE INSURANCE ASSOCIATES ■ MTD ASSOCIATES ■ NATIONAL ENROLLMENT SERVICES ■ NATIONAL MADISON GROUP ■ NATIONAL SETTLEMENT CONSULTANTS OF OHIO, INC.
ONAL SETTLEMENT CONSULTANTS OF PENNSYLVANIA, INC. ■ NFP PROPERTY & CASUALTY SERVICES, INC. ■ NEMCO BROKERAGE, INC. ■ NEWMARKET FINANCIAL GROUP
SION FINANCIAL ■ NATIONAL WEALTH ADVISORS ■ OKLAHOMA FINANCIAL CENTER, INC. ■ O'RIORDAN AND ASSOCIATES ■ PARTNERSFINANCIAL ■ PATRICIA TANNER & AS-
TES ■ PENNSYLVANIA BUSINESS REVIEW, INC. ■ PENINSULA ADVISORS, LLC ■ PEREGRINE ADVISERS, INC. ■ THE PERKINS COMPANIES ■ PERSONAL CAPITAL MANAGEMENT,
P&A CAPITAL ADVISORS, INC. ■ PEYSER & ALEXANDER MANAGEMENT, INC. ■ PLAN DESIGN SERVICES, INC. ■ PORTELL FINANCIAL SERVICES ■ POTOMAC BASIN GROUP ■
RIESTLEY COMPANY ■ THE PRIVATE CONSULTING GROUP (BUELLTON, CA) ■ PROFESSIONAL BENEFITS SOLUTIONS, INC. ■ PROFESSIONAL PENSIONS, INC. ■ PRO FINANCIAL
CES, INC. ■ PROVISE MANAGEMENT GROUP ■ PRW ASSOCIATES INSURANCE AGENCY, INC. ■ REALCARE INSURANCE MARKETING, INC. ■ RENAISSANCE BANK ADVISORS, LLC
REMENT INVESTMENT ADVISORS ■ SAMPERS FINANCIAL, INC. ■ SAN DIEGO PENSION CONSULTANTS, INC. ■ SCHECHTER FINANCIAL GROUP ■ SCHMIDT FINANCIAL GROUP
RICA, INC. ■ SIGNATURE ASSOCIATES, LTD ■ SINDRICH & ASSOCIATES ■ SMITH & FRANK GROUP SERVICES, INC. ■ SONTAG ADVISORY, LLC ■ THE SPALDING FINANCIAL
, INC. ■ STALLARD FINANCIAL STRATEGIES ■ STA BENEFITS, LTD. ■ STUART COHEN & ASSOCIATES ■ SUMMIT FINANCIAL GROUP ■ SUPPORT FINANCIAL SERVICES, INC. ■
ANNING ■ THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. ■ TOTAL FINANCIAL & INSURANCE SERVICES, INC. ■ UDELL ASSOCIATES ■ UNITED ADVISORS, LLC ■ UNIVER-
SURANCE SERVICES, INC. ■ VIRTUAL BENEFITS CORPORATION ■ WHARTON EQUITY CORPORATION, LLC ■ WINDSOR INSURANCE ASSOCIATES ■ THE ZIDD AGENCY, INC. ■

2008 Investor Conference Ed O’Malley Senior Vice President, NFP Benefits

Health
Retirement
Health & Welfare
Voluntary Benefits
Disability Insurance
401(k)
403(b)
NQ Deferred Comp
Long Term Care
NFP BENEFITS PARTNERS
165 Firms - 54 Owned
1,500+ Benefits Professionals
50,000 Clients
50-1,000 Lives
41 States
NFP UTILITIES
Insurance
Benefits
Advisory & Investment Services
NFP

2 NFP Benefits Partners Overview Core Products and Services Information & Technology Compliance & Regulatory Support Practice Management The Value Proposition The Value Proposition

3
NFP Benefits Partners Mission
Leverage resource
platform to win and
retain more
business
1.
1.
“Real”
diversification
support to
maximize revenue
and balance risk
2.
2.
To Empower Our Firms to Achieve Faster Growth
To Empower Our Firms to Achieve Faster Growth
by Leveraging NFP’s
by Leveraging NFP’s
Scale and Resources
Scale and Resources
3 Core Growth Strategies
Leverage the
distribution scale
of NFP to attract
and grow
wholesale
practices
3.
3.

SIGNATURE SERVICES
Industry News & Publications
Preferred Carrier Relationships
Compliance & Regulatory Support
Wellness Programs
Employee Communication
Medical Advocacy
Benefits & HR Administration
International Benefits
HR Resources & Consulting
DECISION SUPPORT
Customized Benchmarking
Employee Benefits Survey
Medical Claims Analytics
Product & Service Evaluation
Healthcare Network Analytics
Fiduciary Guidance
Investment Due Diligence
CORPORATE BENEFITS SOLUTIONS
Health Strategies
Retirement Strategies
Client

4 1. Industry Leading Resources

BE GREATER.

OFFER MORE.

BE GREATER.

GREATER INSIGHT.
GREATER SUPPORT.

ANALYSIS TOOLS
Investment Due Diligence

THE CONVERGENCE OF HEALTH AND WEALTH

BE GREATER.

5 Brochure Corporate Benefits Brief Postcards Website Proposal PPT Presentation Flash Overview Member Firm Guide 1. Leveraging the Brand

6
Example
Example
Small to
Small to
Mid-Size
Mid-Size
Company –
Company –
250
250
Employees
Employees
2. “Real” Diversification Support
Build Buy Rent
Total Revenue Potential = $300,000
Source: NFP Practice Management
NQ Deferred Comp
$130,000
43%
Health & Welfare
$63,000
22%
Voluntary Benefits
$36,000
12%
Individual Disability
$25,000
8%
Retirement
$25,000
8%
Executive LTC
$21,000
7%

7
NFP Sub-Acquisition Program
2. “Real” Diversification Support - Buy
Enabling NFP Firms to acquire
Additional revenue
Possible expense savings
Potential succession
NFP helps perform due diligence, negotiate purchase price and structure the transaction
Since January 2006 NFP Firms have completed 21 sub-
acquisitions
17
of the 21
have been in corporate benefits

8
2. “Real” Diversification Support - Rent
Cultural commitment
Intellectual exchange
Conferences, strategic growth workshops, study groups
Austin support
Technology
Knowledge network – 6,000+ visits per year
“Ask the experts”
500+ Producers Representing Comprehensive
Corporate Benefits Offering, Enables Our Firms to
Leverage the Unique Talents Within the Group

9
3. Wholesale Firms: Platform Partners
Owned firms with wholesale capabilities that provide products and services to other NFP firms in coordination with the
marketing support of NFP
Increase distribution scale
Improve resources available to NFP firms
Improve financial performance of owned firms
Worked with
170 Firms
Worked with 220
Producers
Wrote 519
Applications
LTCI Partners LTCI Partners
Since: April 2006 Since: April 2006
Investment Due
Diligence
44 Firms
401(k) Advisors 401(k) Advisors
Since: January 2007 Since: January 2007
Worked with
24 firms
Wrote 46 Cases
Benefit Associates, Inc. Benefit Associates, Inc.
Since: January 2005 Since: January 2005

10
NFP Benefits Partners Mission
Win and retain
more business
1.
1.
“Real”
diversification
support
2.
2.
Faster Growth Leveraging NFP Scale
Faster Growth Leveraging NFP Scale
and Resources
and Resources
3 Core Growth Strategies
Attract and
grow wholesale
practices
3.
3.

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

NFP® PROPERTY & CASUALTY SERVICES, INC.

) ADVISORS, INC. ■ ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. ■ ADP/STATEWIDE INSURANCE AGENCIES, INC. ■ ADVANCED SETTLEMENTS, INC. ■ ALAN
NSURANCE AGENCY, INC. ■ ALEXANDER BENEFITS CONSULTING, LLC ■ ALLIANCE RESOURCE GROUP ■ AMERICAN BENEFITS INSURANCE CORP. ■ AMERICAN FINANCIAL
CES ■ AMERICAN FINANCIAL SOLUTI... LEIBOWITZ, INC. ■ ARTHUR D. SHANKMAN
PANY, INC. ■ ASHTON GROUP ■ BALS... ROUP ■ BEACON RETIREMENT PLANNING
CES, INC. ■ BENEFIT ASSOCIATES, IN... E & ASSOCIATES ■ BINGHAM & HENSLEY
RCES, INC. ■ BISHOP, ORTIZ & LOCA... ■ BROWN, BRIDGMAN & COMPANY ■ THE
NING GROUP II, INC. ■ THE BURKE GI... PLANNING ■ CHRISTIE FINANCIAL GROUP,
CLIPPINGER FINANCIAL GROUP, LLC ... IANAGEMENT, INC. ■ COMRISK SPECIALTY
JCTS, INC. ■ CONTEMPORARY BENEFITS DESIGN, INC. ■ CORPORATE BENEFITS, INC. ■ CORPORATE BENEFIT ADVISORS, INC. ■ CREATIVE EDGE PLANNING/CREATIVE EDGE
EPTS, LLC ■ CURTIS & ASSOCIATES, INC. ■ DELESSERT FINANCIAL SERVICES, INC. ■ DELOTT & ASSOCIATES, INC. ■ DENNIS P. BUCKALEW & ASSOCIATES, INC. ■ DIMEO SCH-
R & ASSOCIATES, LLC ■ DREYFUSS & BIRKE, LTD. ■ DUBLIN INSURANCE, INC. ■ ECA MARKETING, INC./DNA BROKERAGE, LLC ■ EDUCATORS PREFERRED CORP., INC. ■ EIL-
NANCIAL SERVICES, INC. ■ ESTATE PLANNING ADVISORS, LLC ■ ESTATE RESOURCE ADVISORS ■ EXCESS REINSURANCE, INC./QUANTUM CARE, INC. ■ EXECUTIVE BENEFIT
MS, INC. ■ FBD CONSULTING, INC. ■ FDR FINANCIAL GROUP, INC. ■ FIELD UNDERWRITERS AGENCY, INC. ■ FINANCIAL ARCHITECTS PARTNERS, LLC ■ FINANCIAL CONCEPTS
E TWIN CITIES, INC. ■ THE FINANCIAL GROUP ■ FIRST FINANCIAL PARTNERS CORP. ■ FIRST FINANCIAL RESOURCES, LTD. ■ FLEISCHER-JACOBS & ASSOCIATES, INC. ■ FOR-
FINANCIAL GROUP, INC. ■ GAINES & SMITH FINANCIAL GROUP, INC. ■ GOLDEN & COHEN, LLC ■ THE HARBOR GROUP, LTD. ■ THE HARTFIELD COMPANY, INC. ■ HARVEST
CIAL GROUP, INC. ■ HEBETS & MAGUIRE, LLC ■ HERRIG & HERRIG FINANCIAL SERVICES ■ HIGHLAND CAPITAL BROKERAGE ■ HOSTETLER, CHURCH, LLC ■ HOWARD KAYE
ANCE AGENCY, INC. ■ HSA CORPORATION ■ IKON BENEFITS GROUP, INC. ■ INNOVATIVE BENEFITS CONSULTING, INC. ■ INNOVEST ADVISORS, INC. ■ INSREVIEW, INC. ■ INSUR-
AND FINANCIAL SERVICES, INC. ■ INSURANCE AND INVESTMENT PROFESSIONALS ■ INTEGRATED PLANNING ASSOCIATES, INC. ■ IPS ADVISORS, INC. ■ IRC-OHU, INC. ■ JR
THE KNW GROUP ■ KRING FINANCIAL MANAGEMENT, INC. ■ LANNING & ASSOCIATES, INC. ■ LEGACY CAPITAL GROUP ARKANSAS, INC. ■ LENOX ADVISORS, INC. ■ LIBERTY
CIAL SERVICES, INC. ■ LINCOLN BENEFITS GROUP, INC. ■ LONGNECKER & ASSOCIATES, INC. ■ LTCI PARTNERS, LLC ■ LUCCO FINANCIAL PARTNERS ■ M & M BROKERAGE
CES, INC. ■ MAGUIRE FINANCIAL ADVISORS, LLC ■ MANAGEMENT BROKERS, INC. ■ MARC F. JONES ADVISORS, LLC ■ MASCHINO, HUDELSON & ASSOCIATES, LLC ■ MASSA-
TTS BUSINESS ASSOCIATION, LLC / NORTHEAST BUSINESS TRUST ■ MCKENZIE, LABELLA, MATOL & CO. ■ THE MELTZER GROUP ■ MICHAEL G. PENNEY INSURANCE, INC. ■
EL G. RUDELSON & COMPANY ■ MITCHELL & MORONESO INSURANCE SERVICES, INC. ■ MODERN PORTFOLIO MANAGEMENT, INC. ■ MONAGHAN, TILGHMAN & HOYLE ■ MOSSE
SE INSURANCE ASSOCIATES ■ MTD ASSOCIATES ■ NATIONAL ENROLLMENT SERVICES ■ NATIONAL MADISON GROUP ■ NATIONAL SETTLEMENT CONSULTANTS OF OHIO, INC.
ONAL SETTLEMENT CONSULTANTS OF PENNSYLVANIA, INC. ■ NFP PROPERTY & CASUALTY SERVICES, INC. ■ NEMCO BROKERAGE, INC. ■ NEWMARKET FINANCIAL GROUP
SION FINANCIAL ■ NATIONAL WEALTH ADVISORS ■ OKLAHOMA FINANCIAL CENTER, INC. ■ O'RIORDAN AND ASSOCIATES ■ PARTNERSFINANCIAL ■ PATRICIA TANNER & AS-
TES ■ PENNSYLVANIA BUSINESS REVIEW, INC. ■ PENINSULA ADVISORS, LLC ■ PEREGRINE ADVISERS, INC. ■ THE PERKINS COMPANIES ■ PERSONAL CAPITAL MANAGEMENT,
P&A CAPITAL ADVISORS, INC. ■ PEYSER & ALEXANDER MANAGEMENT, INC. ■ PLAN DESIGN SERVICES, INC. ■ PORTELL FINANCIAL SERVICES ■ POTOMAC BASIN GROUP ■
RIESTLEY COMPANY ■ THE PRIVATE CONSULTING GROUP (BUELLTON, CA) ■ PROFESSIONAL BENEFITS SOLUTIONS, INC. ■ PROFESSIONAL PENSIONS, INC. ■ PRO FINANCIAL
CES, INC. ■ PROVISE MANAGEMENT GROUP ■ PRW ASSOCIATES INSURANCE AGENCY, INC. ■ REALCARE INSURANCE MARKETING, INC. ■ RENAISSANCE BANK ADVISORS, LLC
REMENT INVESTMENT ADVISORS ■ SAMPERS FINANCIAL, INC. ■ SAN DIEGO PENSION CONSULTANTS, INC. ■ SCHECHTER FINANCIAL GROUP ■ SCHMIDT FINANCIAL GROUP
RICA, INC. ■ SIGNATURE ASSOCIATES, LTD ■ SINDRICH & ASSOCIATES ■ SMITH & FRANK GROUP SERVICES, INC. ■ SONTAG ADVISORY, LLC ■ THE SPALDING FINANCIAL
, INC. ■ STALLARD FINANCIAL STRATEGIES ■ STA BENEFITS, LTD. ■ STUART COHEN & ASSOCIATES ■ SUMMIT FINANCIAL GROUP ■ SUPPORT FINANCIAL SERVICES, INC. ■
ANNING ■ THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. ■ TOTAL FINANCIAL & INSURANCE SERVICES, INC. ■ UDELL ASSOCIATES ■ UNITED ADVISORS, LLC ■ UNIVER-
SURANCE SERVICES, INC. ■ VIRTUAL BENEFITS CORPORATION ■ WHARTON EQUITY CORPORATION, LLC ■ WINDSOR INSURANCE ASSOCIATES ■ THE ZIDD AGENCY, INC. ■

2008 Investor Conference George Biancardi CEO, NFP Property & Casualty Services, Inc.

2 Expanding NFP’s Product Offering Background Property & Casualty: Strategic Fit with NFP Growth Strategy Early Stage Results & The Future

3
Background: Combine Additional Industry
Expertise with NFP Owned Firm
Over 20-years of experience in property & casualty (“P&C”)
industry
Joined NFP in the summer of 2007
NFP purchased remaining economic interest in largest P&C firm to create a platform firm to expand P&C business
Full service offering of personal and commercial lines with nearly
$100 million of premiums
Changed name of firm to NFP Property & Casualty Services, Inc.
Goal is to Expand NFP’s
Goal is to Expand NFP’s
Presence in the P&C
Presence in the P&C
Market to Complement
Market to Complement
Existing Product Offerings
Existing Product Offerings

4
Strategic Fit of P&C with NFP’s Markets
Small to Mid-Size Corporate Benefits Market
NFP’s traditional benefits firms have close relationships with key corporate decision makers
Decision maker on benefits side is often in charge of risk
management
Clients may want to use a single source provider for benefits and
P&C to reduce administrative costs

5
Strategic Fit of P&C with NFP’s Markets
High Net Worth Market
Personal lines closely tied to asset preservation, risk management and lifestyle:
> Personal liability
> Personal property
> Recreational vehicles/watercrafts
> Under-insured homes
> High-limit umbrella liability

6
Why Does an NFP Firm Want to Enter the
P&C Market?
Large pool of potential clients: The NFP network has over
50,000 corporate clients
A small benefits account (i.e., hedge fund) can be a large P&C account
Offensive: Expand revenue stream from existing clients
Defensive: Current benefits client may have a P&C provider
who would like the client’s benefits business

7
Growth Strategy: Combine P&C Resources
with Strength of NFP Network
NFP Firms’
Existing or
New Client
Relationship
Risk assessment
Review of existing
risk management
Recommendation
Policy placement
Servicing
NFP Property &
NFP Property &
Casualty Services, Inc.
Casualty Services, Inc.
P&C
Turnkey Solution

8
P&C Growth Strategy:
Increase Profitability with Scale
Higher volume allows for scalable back office
For NFP firms that have existing P&C business:
Consolidate book of business with NFP Property & Casualty
Reduce back office costs
Focus on new sales
Improves profitability quickly
Numerous opportunities within NFP network:
Rolled out group excess liability for principals and highly
compensated employees
Seek to handle P&C needs for NFP’s owned and member firms

9
Growth of Non-NFP Business
NFP Property & Casualty has 9 experienced internal producers that can further drive growth
Manage sales force to be more effective
Continue to expand product offering and integrate other NFP firms’
books of business
Mergers & Acquisitions
Only when highly strategic
Additional and specific expertise that caters to NFP’s target markets

10
Early Stage Results & The Future
Continue to focus on growing P&C presence as a component of
NFP’s existing business lines
Expand presence through development of non-NFP business
Moving into NFP corporate headquarters with five other NFP
firms to increase partnership opportunities

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference Nick Della Vedova Principal and President, 401(k) Advisors

2 Leveraging 401(k) Expertise Firm Overview Business Model Growth Strategy Results The Future

3
A Leading Retirement Plan Consulting Firm
One of the largest independent 401(k) advisory firms
Servicing over 250 clients representing $6.0+ billion in assets
Dedicated specialists focused on delivering retirement plan
consulting services
Recognized in Plan Sponsor Magazine as one of the Elite
Consulting Firms in the country
Headquartered in Orange County, CA with multiple offices
nationwide

4
Industry & Demographic Trends Creating
Demand for Services
Increased demands on Retirement Plan Committees including
Investment oversight
Fee review
Vendor selection
Participants are not getting the job done:
Nearly one-third of participants over age 55 said they have less than $25,000 in retirement savings
1
Source: EBRI Retirement Confidence Survey April 2008
1

5
The 401(k) Advisors Difference
ENHANCE investment opportunities
PROTECT fiduciaries from financial loss
MINIMIZE total plan costs
ENSURE plan efficiency and compliance
MAXIMIZE benefits for plan participants

6
Growth Strategy
Direct Client Marketing
Utilize infrastructure to offer services directly to client
Revenue stream is typically a quarterly fee
Processes
Technology
Intellectual Capital
Training
Vendor Review
401(k) Advisors
401(k) Advisors
CLIENT

7
Growth Strategy
Leverage “blueprint” of 401(k) Advisors to create
401(k) Producer Services
Provide resources to other advisors
Quarterly fee subscription
CLIENT
Processes
Technology
Intellectual Capital
Training
Vendor Review
401(k) Producer
401(k) Producer
Services
Services
Market Leading
Resources
Advisors
Advisors
NFP provides instant access to a premier network of
NFP provides instant access to a premier network of
advisors to sell 401(k) infrastructure
advisors to sell 401(k) infrastructure

8
Benefits of Joining NFP Network
Before acquisition in 2005, vendor of NFP
Since acquisition, has become NFP’s preferred provider of
retirement services
NFP’s reputation provides invaluable clout when selling direct to corporations and to advisors
Buying power of NFP has made portions of the business more
efficient
Maximize return on infrastructure investment

9
Results
Over 40 firms within the NFP network are now growing their
retirement plan practice
401(k) Producer Services has over 200 Retirement Plan
Advisors leveraging the system
Strategic relationships with national carriers
NFP firms collectively represent 401(k) Producer Services’
biggest client

10
The Future
Investing in individual financial consulting
Shift from asset accumulation to asset distribution
Need for participant relationships, not just plan level relationships
Continue to grow earnings of the business
Defined contribution plans are the retirement plans of the future
More regulations = More of a need to hire the expertise
Focused on potential initial earnout payment at the end of 2008

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

BALSER COMPANIES

AN NFP COMPANY

) ADVISORS, INC. ■ ADMINISTRATIVE SYSTEMS, INC./TI … RANCE AGENCIES, INC. ■ ADVANCED SETTLEMENTS, INC. ■ ALAN
NSURANCE AGENCY, INC. ■ ALEXANDER BENEFITS C … MERICAN BENEFITS INSURANCE CORP. ■ AMERICAN FINANCIAL
ES ■ AMERICAN FINANCIAL SOLUTIONS, INC. ■ AMER … FANNING, WILSON & LEIBOWITZ, INC. ■ ARTHUR D. SHANKMAN
PANY, INC. ■ ASHTON GROUP ■ BALSER COMPANIES ■ … OUP, INC. ■ BEACON GROUP ■ BEACON RETIREMENT PLANNING
ES, INC. ■ BENEFIT ASSOCIATES, INC. ■ BENEFIT PL … ■ BERNARD R. WOLFE & ASSOCIATES ■ BINGHAM & HENSLEY
RCES, INC. ■ BISHOP, ORTIZ & LOCASCIO ASSOCIATE … C /BMI BENEFITS, LLC. ■ BROWN, BRIDGMAN & COMPANY ■ THE
NING GROUP II, INC. ■ THE BURKE GROUP ■ CASH & A … ENTS, LLC ■ CHARON PLANNING ■ CHRISTIE FINANCIAL GROUP,
CLIPPINGER FINANCIAL GROUP, LLC ■ CLOUSE FINAN … ■ COMPASS CAPITAL MANAGEMENT, INC. ■ COMRISK SPECIALTY
JCTS, INC. ■ CONTEMPORARY BENEFITS DESIGN, INC. … T ADVISORS, INC. ■ CREATIVE EDGE PLANNING/CREATIVE EDGE
EPTS, LLC ■ CURTIS & ASSOCIATES, INC. ■ DELESSERT … INC. ■ DENNIS P. BUCKALEW & ASSOCIATES, INC. ■ DIMEO SCH-
R & ASSOCIATES, LLC ■ DREYFUSS & BIRKE, LTD. ■ D… BROKERAGE, LLC ■ EDUCATORS PREFERRED CORP., INC. ■ EIL-
NANCIAL SERVICES, INC. ■ ESTATE PLANNING ADVISORS, LLC ■ ESTATE RESOURCE ADVISORS ■ EXCESS REINSURANCE, INC./QUANTUM CARE, INC. ■ EXECUTIVE BENEFIT
MS, INC. ■ FBD CONSULTING, INC. ■ FDR FINANCIAL GROUP, INC. ■ FIELD UNDERWRITERS AGENCY, INC. ■ FINANCIAL ARCHITECTS PARTNERS, LLC ■ FINANCIAL CONCEPTS
E TWIN CITIES, INC. ■ THE FINANCIAL GROUP ■ FIRST FINANCIAL PARTNERS CORP. ■ FIRST FINANCIAL RESOURCES, LTD. ■ FLEISCHER-JACOBS & ASSOCIATES, INC. ■ FOR-
FINANCIAL GROUP, INC. ■ GAINES & SMITH FINANCIAL GROUP, INC. ■ GOLDEN & COHEN, LLC ■ THE HARBOR GROUP, LTD. ■ THE HARTFIELD COMPANY, INC. ■ HARVEST
CIAL GROUP, INC. ■ HEBETS & MAGUIRE, LLC ■ HERRIG & HERRIG FINANCIAL SERVICES ■ HIGHLAND CAPITAL BROKERAGE ■ HOSTETLER, CHURCH, LLC ■ HOWARD KAYE
ANCE AGENCY, INC. ■ HSA CORPORATION ■ IKON BENEFITS GROUP, INC. ■ INNOVATIVE BENEFITS CONSULTING, INC. ■ INNOVEST ADVISORS, INC. ■ INSREVIEW, INC. ■ INSUR-
AND FINANCIAL SERVICES, INC. ■ INSURANCE AND INVESTMENT PROFESSIONALS ■ INTEGRATED PLANNING ASSOCIATES, INC. ■ IPS ADVISORS, INC. ■ IRC-OHU, INC. ■ JR
THE KNW GROUP ■ KRING FINANCIAL MANAGEMENT, INC. ■ LANNING & ASSOCIATES, INC. ■ LEGACY CAPITAL GROUP ARKANSAS, INC. ■ LENOX ADVISORS, INC. ■ LIBERTY
CIAL SERVICES, INC. ■ LINCOLN BENEFITS GROUP, INC. ■ LONGNECKER & ASSOCIATES, INC. ■ LTCI PARTNERS, LLC ■ LUCCO FINANCIAL PARTNERS ■ M & M BROKERAGE
ES, INC. ■ MAGUIRE FINANCIAL ADVISORS, LLC ■ MANAGEMENT BROKERS, INC. ■ MARC F. JONES ADVISORS, LLC ■ MASCHINO, HUDELSON & ASSOCIATES, LLC ■ MASSA-
TTS BUSINESS ASSOCIATION, LLC / NORTHEAST BUSINESS TRUST ■ MCKENZIE, LABELLA, MATOL & CO. ■ THE MELTZER GROUP ■ MICHAEL G. PENNEY INSURANCE, INC. ■
EL G. RUDELSON & COMPANY ■ MITCHELL & MORONESO INSURANCE SERVICES, INC. ■ MODERN PORTFOLIO MANAGEMENT, INC. ■ MONAGHAN, TILGHMAN & HOYLE ■ MOSSE
SE INSURANCE ASSOCIATES ■ MTD ASSOCIATES ■ NATIONAL ENROLLMENT SERVICES ■ NATIONAL MADISON GROUP ■ NATIONAL SETTLEMENT CONSULTANTS OF OHIO, INC.
ONAL SETTLEMENT CONSULTANTS OF PENNSYLVANIA, INC. ■ NFP PROPERTY & CASUALTY SERVICES, INC. ■ NEMCO BROKERAGE, INC. ■ NEWMARKET FINANCIAL GROUP
SION FINANCIAL ■ NATIONAL WEALTH ADVISORS ■ OKLAHOMA FINANCIAL CENTER, INC. ■ O'RIORDAN AND ASSOCIATES ■ PARTNERSFINANCIAL ■ PATRICIA TANNER & AS-
TES ■ PENNSYLVANIA BUSINESS REVIEW, INC. ■ PENINSULA ADVISORS, LLC ■ PEREGRINE ADVISERS, INC. ■ THE PERKINS COMPANIES ■ PERSONAL CAPITAL MANAGEMENT,
P&A CAPITAL ADVISORS, INC. ■ PEYSER & ALEXANDER MANAGEMENT, INC. ■ PLAN DESIGN SERVICES, INC. ■ PORTELL FINANCIAL SERVICES ■ POTOMAC BASIN GROUP ■
RIESTLEY COMPANY ■ THE PRIVATE CONSULTING GROUP (BUELLTON, CA) ■ PROFESSIONAL BENEFITS SOLUTIONS, INC. ■ PROFESSIONAL PENSIONS, INC. ■ PRO FINANCIAL
ES, INC. ■ PROVISE MANAGEMENT GROUP ■ PRW ASSOCIATES INSURANCE AGENCY, INC. ■ REALCARE INSURANCE MARKETING, INC. ■ RENAISSANCE BANK ADVISORS, LLC
REMENT INVESTMENT ADVISORS ■ SAMPERS FINANCIAL, INC. ■ SAN DIEGO PENSION CONSULTANTS, INC. ■ SCHECHTER FINANCIAL GROUP ■ SCHMIDT FINANCIAL GROUP
RICA, INC. ■ SIGNATURE ASSOCIATES, LTD ■ SINDRICH & ASSOCIATES ■ SMITH & FRANK GROUP SERVICES, INC. ■ SONTAG ADVISORY, LLC ■ THE SPALDING FINANCIAL
, INC. ■ STALLARD FINANCIAL STRATEGIES ■ STA BENEFITS, LTD. ■ STUART COHEN & ASSOCIATES ■ SUMMIT FINANCIAL GROUP ■ SUPPORT FINANCIAL SERVICES, INC. ■
ANNING ■ THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. ■ TOTAL FINANCIAL & INSURANCE SERVICES, INC. ■ UDELL ASSOCIATES ■ UNITED ADVISORS, LLC ■ UNIVER-
SURANCE SERVICES, INC. ■ VIRTUAL BENEFITS CORPORATION ■ WHARTON EQUITY CORPORATION, LLC ■ WINDSOR INSURANCE ASSOCIATES ■ THE ZIDD AGENCY, INC. ■

2008 Investor Conference Bud Russell Principal, Chairman and CEO, Balser Companies

2 Executive Benefits Expertise Background Client Base: Large Corporate Market Why NFP? Executive Benefits Resources Leveraging Platform Across NFP Network

3
A Leader in Custom Executive Benefits For
Over 40 Years
A premier provider of consultative and administrative services for executive benefit plans
Products include:
Deferred Compensation Plans
Executive Retirement
Benefit Plan Administration
Life Insurance Plans
Disability Income Protection
Long-Term Care Planning
Unique Design, Enrollment, Funding Strategies
Unique Design, Enrollment, Funding Strategies
and Administrative Services
and Administrative Services

4
Unique Client Base
Large client focus
Serving 23 of the Fortune/Financial Times Global 100
Trusted advisor to leading Wall Street firms’ clients
Large employers have unique needs that are not typically
available “off the shelf”
Advise Large Companies on Benefit Plans Designed to
Advise Large Companies on Benefit Plans Designed to
Recruit, Reward and Retain Management Teams
Recruit, Reward and Retain Management Teams

5
Case Study: Customized Solutions
Background/Challenge
Large global financial services company
26 deferral plans on proprietary system
Dissimilar approaches to plan features
The Balser Solution & Result
26 plans consolidated into 9
All plan administration consolidated on Balser systems
All benefits maintained or enhanced
Significant direct and indirect cost savings to the client

6
Why do the NFP Deal?
Succession & Strategic Advantages
Succession Planning
With a sound management team in place and limited involvement in the day-to-day operations, founders wanted to sell the business
NFP deal allowed existing Balser management to:
> Have an equity stake in the firm
> Remain responsible for strategy and operations
Strategic Advantages
Provide administrative platform for NFP executive benefits firms
Partner with other NFP firms to expand into executive benefits space
Being part of an NYSE listed company shows our large corporate client base that we have significant resources and can provide top-
notch customer service

7
Market Leader
EXPERTISE
EXPERTISE
SIGNATURE
SIGNATURE
SERVICE
SERVICE
CLIENT
CLIENT
LIST
LIST
TECHNOLOGY
TECHNOLOGY
EXPERIENCE
EXPERIENCE
Balser
Balser
Companies
Companies
Distinguishes Itself
Distinguishes Itself
from the
from the
Competition
Competition

8
World-Class Executive Benefits Resources
Plan Design
Identify client’s unique needs
Utilize proprietary programmed approach to client decision points
Funding
Ensure optimal performance of selected assets
Product Partners
Relationships with executive benefits carriers
Customized Recordkeeping & Administration
Assists participants in meeting personal goals & objectives
Focus on service to participants and corporate customers
Third party administration allows for continual relationship building and durable recurring revenue

9
How We Are Leveraging Resources
Creation of NFP Executive Services
Unified platform for entire NFP system
Channel executive benefits investments for best use of capital
Administrative systems are open architecture with flexible
interfaces
Focus on consolidation of resources for best products and
services to client

10
Advantages to NFP Network
Expand presence in large
corporate market
Superior service at NFP’s
existing executive benefits firms
New client opportunities due to
competitive position
Broaden NFP’s product offering
to facilitate cross-marketing
opportunities
Maximize return on infrastructure
investment
Balser’s Executive
Benefits Clout
& Infrastructure
NFP’s Distribution
Reach

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference Mitch Fleischer Principal, Fleischer Jacobs Group

2 Diversification & Growth of Employee Benefits Firm Background Before Joining NFP & Today Results How NFP Helped Growth The Future

3
Background: Focus on Small Group
Benefits
Provide employee benefits to small and mid-sized businesses
Medical & dental
Retirement & fee-based financial planning
Life
Disability
Founded in 1988 and acquired by NFP in 2002 to create
succession opportunity and spur future growth
Located in Burlington, VT
Focus on local market

4
13 employees
6 producers
7 staff
Focus on Group Benefits
Focus on Group Benefits
Before
NFP
Transaction
Before Joining NFP & Today
18 employees
8 producers
2 employees
1 producer
7 employees
3 producers
Group Benefits/
Group Benefits/
Individual Life
Individual Life
Growth of
Growth of
Core Business
Core Business
Addition of New
Addition of New
Product Lines
Product Lines
Retirement
Retirement
Planning
Planning
Fee-Based
Fee-Based
Financial Planning
Financial Planning
18 employees
8 producers

5
7%
8%
85%
Life
Insurance
Benefits
Financial
Advisory
Revenue Mix:
Prior To NFP Transaction
10%
12%
78%
Benefits
Financial
Advisory
Life
Insurance
Revenue Mix:
Today
Results: More Diversified Business

6
Received initial earnout
Since first year with NFP, revenue and income before
management fees have grown at an average annual rate of 12%
Focused on ongoing incentive plan which concludes at the end of
2008
Results: Strong Growth

7
The NFP Advantage: Facilitating Earnings
Growth
Aggregation of production has led to better payout rates from carriers
Directly improves profitability
Cost savings for key employee benefits solutions
Benchmarking and survey capabilities
Employee benefits statements
Human resources information
How NFP Has Helped The Growth of Core Group Benefits
Business

8
The NFP Advantage: Facilitating Earnings
Growth
Introduced concept of adding/developing product lines to provide more products to each client
Worked with Austin-based marketing organizations to attract
producers from traditional wire houses
> Not restricted to one product
> Selling the best product for the client
Provides resources to focus maximum amount of time on selling
Institutional solutions for the small group retirement market
401(k) summit: collaboration among NFP firms
NFP’s Role In Facilitating Expansion into Fee-Based
Planning and Retirement
Won all 6 RFPs
Won all 6 RFPs
participated in
participated in
during the last year
during the last year
RESULT
RESULT

9
The Future
Continue to grow business
New business line: Human resources consulting
Provide HR services for small to mid-size businesses
First step in process: consult other NFP firms that are in the same business
Fee-only business
Potential succession plan through a sub-acquisition

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference

2008 Investor Conference Jeff Rich Principal, Northeast Business Trust

2 Recent NFP Transaction: Small Group Benefits Intermediary Business Overview The NFP Transaction The Future

3
Overview of Business:
Small Group Benefits Intermediary
Intermediary between carriers and small businesses and sole
proprietors
Typically businesses with under 10 lives
Facilitates carrier administrative burden through technology and administrative services
Services performed on behalf of carriers include:
Marketing
Administration
Enrollment
Billing

4
Services Bring Value to All Parties
Carriers
Expands subscriber base and risk pool by:
> Attracting smaller clients without administrative burden
> Facilitating marketing initiatives to small market
Brokers
Provide better service to participants
Aggregation of volume facilitates higher commissions
Clients
Provide an efficient solution to benefit needs
“One Stop Shopping”

5
Completed NFP Deal in January 2008
Merged with another NFP firm
Competitor in same market
Combined, the entity represents over 70,000 lives
Improves economies of scale, which is imperative in small group benefits market
> High volume
> Streamlined process

6
Completed NFP Deal in January 2008
Two-Stage Succession Plan
Northeast Business Trust (“NBT”)
> Allowed for partial capitalization event for senior principals
> Increased equity participation of younger principals
Existing NFP Firm
> Buyout plan of existing principals by NBT principals
> Multi-year plan that rewards exiting principals for growth to ensure smooth transition

7
The Future
Execute business plan outlined as part of NFP’s transaction
due diligence
Cost savings
Technology integration
Explore additional revenue generating initiatives
Utilizing NFP’s platform firms
> 401(k)
> Group life & disability
Collaboration with carrier relationships
Marketing initiatives
Co-marketing to expand subscriber base

Growing Our Firms…The NFP Difference Growing Our Firms…The NFP Difference